UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

OPPENHEIMER

GLOBAL STRATEGIC INCOME FUND

SEMIANNUAL REPORT 3.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without sales charge	3.01%	0.32%	11.44%	6.07%
Class A Shares of the Fund with sales charge	-1.89	-4.45	10.36	5.55
Barclays U.S. Aggregate Bond Index	1.70	-0.10	4.80	4.46
Citigroup World Government Bond Index	1.55	1.38	3.84	4.23
Citigroup Non-U.S. World Government Bond Index	1.94	2.43	4.15	4.27
JPMorgan Domestic High Yield Index	7.09	8.40	18.85	8.85
Reference Index	3.41	3.48	8.65	5.80

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Performance Discussion

The Fund produced a cumulative total return of 3.01% during the six-month reporting period, which trailed the 3.41% return provided by its Reference Index, which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index.

Exposure to the foreign currencies of developing nations and unfavorable security selections among emerging market bonds were the primary drivers of the Fund’s relative underperformance against the Reference Index, more than offsetting positive results from investments in U.S. mortgage-backed securities.

MARKET OVERVIEW

U.S. and international bond markets experienced heightened volatility in the months prior to the reporting period, when remarks by former Federal Reserve (the “Fed”) chairman Ben Bernanke signaled that U.S. monetary policymakers would back away from their quantitative easing program sooner than expected. These developments sent long-term U.S. interest rates sharply higher over the final months of 2013. 10-year U.S. Treasury bond yields peaked above 3% in December, after the Fed implemented its first reduction of its quantitative easing program. Long-term interest rates subsequently moderated during the first quarter of 2014 when harsh winter weather dampened near-term economic expectations, and yields of 10-year U.S. Treasuries ended the reporting period close to where they began.

In international markets, economic growth picked up in the core countries of Europe,

such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies, including Spain and Italy. Investors responded particularly positively to a surprise reduction in short-term interest rates by the European Central Bank in November 2013. In the United Kingdom, investor sentiment improved when fears of economic stagnation failed to materialize. However, Japanese financial markets pulled back during the reporting period as the nation digested earlier gains stemming from President Shinzo Abe’s aggressively stimulative monetary and fiscal policies.

The emerging markets fared considerably worse than their more developed counterparts. Growth in China decelerated as central authorities moved to rebalance the economy away from exports and toward more domestic consumption. Other major emerging markets, such as India and Brazil, were hurt by sluggish growth trends, questionable economic policies, and uncertainty in advance of national elections.

3     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

In light of these various developments, global investors shifted capital away from more speculative investments in the emerging markets and toward more economically attractive markets in the United States and Europe. Consequently, most emerging market currencies lost significant value relative to the U.S. dollar. In contrast, U.S. fixed-income markets held up relatively well despite volatility affecting long-term interest rates. High yield bonds, which historically have tended to be less sensitive to interest rate fluctuations, fared particularly well as business conditions improved in the recovering economy, and mortgage-backed securities benefited from a restoration of investor demand for higher yields than have been available from U.S. Treasury securities.

FUND PERFORMANCE

The Fund’s relative performance for the reporting period was undermined by its longstanding emphasis on the emerging markets, where both U.S. dollar-denominated bonds and local currency-denominated bonds lost value. Although we had reduced the Fund’s exposure to foreign currencies in anticipation of heightened volatility, even relatively light positions in the currencies of developing nations proved counterproductive. Our security selection strategy among emerging market securities also hurt the Fund’s relative performance, mainly due to disappointing results from positions in the South African rand and Turkish lira, as well as lack of exposure to the better performing Indonesian rupiah and South Korean yuan. In developed currency markets, the Fund held no exposure to the euro and the yen, which gained a degree of value over the reporting period.

The Fund achieved better absolute performance in its high yield bond portfolio as yield differences narrowed along the market’s credit-quality range. Indeed, the Fund’s high yield positions benefited from an emphasis on CCC-rated bonds, which occupy the lower tier of the high yield spectrum, and a correspondingly light position in BB-rated securities in the market’s higher rating tier. However, the Fund’s results compared to high yield market averages were dampened by the write-down of a legacy position in the diversified media industry that, in our analysis, offered little hope of recovery from bankruptcy.

The Fund’s high-grade investment portfolio performed positively. We continued to limit our exposure to low yielding U.S. Treasury securities in favor of non-agency residential and commercial mortgage-backed securities. These investment-grade securities offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income. We began to reduce the Fund’s exposure to mortgage-backed securities later in the reporting period, when valuations rose to richer levels. We generally redeployed the proceeds of those sales to senior floating-rate bank loans, which provide attractive yields

4     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

and historically have done better than their fixed-rate counterparts in rising interest-rate environments.

STRATEGY & OUTLOOK

While little has changed regarding the macroeconomic developments that have weighed on currency values in the emerging markets, we believe that they could rebound from 2013 weakness as investors focus more intently on underlying credit fundamentals. We have continued to identify particularly attractive income opportunities in the emerging markets, including higher yielding, U.S. dollar-denominated corporate bonds from fundamentally sound issuers. In developed international markets, we have

/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Portfolio Manager

/s/ Sara J. Zervos
Sara J. Zervos, Ph.D. Portfolio Manager

found opportunities among European corporate-backed bonds from the banking sector, which we expect to benefit from waning credit pressures as the region’s economy and banking system gradually gain strength. The Fund’s high yield portfolio has remained positioned for narrowing credit spreads in a recovering U.S. economy. As mentioned above, we have shifted some assets in the Fund’s high-grade portfolio away from fully valued mortgage-backed securities and toward floating-rate bank loans. Finally, we have adopted a generally conservative interest-rate strategy, including a relatively short average duration, in anticipation of a moderate rise in long-term interest rates.

/s/ Krishna Memani
Krishna Memani Portfolio Manager

/s/ Jack Brown
Jack Brown, CFA Portfolio Manager

5     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS
United States	61.0%
Brazil	5.1
Mexico	4.1
United Kingdom	1.9
Turkey	1.6
Hungary	1.5
Indonesia	1.5
Portugal	1.4
Germany	1.4
Netherlands	1.4

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION
U.S./Canada	61.8%
Latin America	12.4
Europe	11.3
Emerging Europe	4.8
Asia	4.6
Middle East/Africa	4.4
Supranational	0.7

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2014, and are based on total market value of investments.

6     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	37.3%
Mortgage-Backed Obligations
Non-Agency	13.4
Government Agency	5.3
Foreign Government Obligations	16.2
Investment Companies
Oppenheimer Master Loan Fund, LLC	4.9
Oppenheimer Institutional Money Market Fund	2.8
Oppenheimer Master Event-Linked Bond Fund, LLC	2.2
Oppenheimer Ultra-Short Duration Fund	1.9
Short-Term Notes	4.6
U.S. Government Obligations	4.1
Asset-Backed Securities	3.1
Corporate Loans	3.0
Structured Securities	0.8
Over-the-Counter Options Purchased	0.1
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Common Stocks	0.1
Preferred Stocks	0.1
Over-the-Counter Credit Default Swaptions Purchased	—	*
Exchange-Traded Options Purchased	—	*
Rights, Warrants and Certificates	—

*	Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	14.3%
AA	1.3
A	7.3
BBB	26.4
BB	15.1
B	16.7
CCC	7.3
CC	0.6
C	0.0
D	1.1
Unrated	9.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of March 31, 2014, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

7     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	3.01%	0.32%	11.44%		6.07%
Class B (OPSGX)	11/30/92	2.80%	-0.56%	10.46%		5.56%
Class C (OSICX)	5/26/95	2.63%	-0.67%	10.62%		5.27%
Class I (OSIIX)	1/27/12	3.46%	0.69%	5.57	% *	N/A
Class N (OSINX)	3/1/01	3.08%	-0.03%	11.04%		5.66%
Class Y (OSIYX)	1/26/98	3.37%	0.56%	11.65%		6.32%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	-1.89%	-4.45%	10.36%		5.55%
Class B (OPSGX)	11/30/92	-2.20%	-5.34%	10.19%		5.56%
Class C (OSICX)	5/26/95	1.63%	-1.62%	10.62%		5.27%
Class I (OSIIX)	1/27/12	3.46%	0.69%	5.57	% *	N/A
Class N (OSINX)	3/1/01	2.08%	-0.99%	11.04%		5.66%
Class Y (OSIYX)	1/26/98	3.37%	0.56%	11.65%		6.32%

*	Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/14
Class A	3.49%
Class B	2.90
Class C	2.91
Class I	4.10
Class N	3.40
Class Y	3.91

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

8     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Standardized yield is based on net investment income for the 30-day period ended 3/31/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, JPMorgan Domestic High Yield Index and its Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. dollar denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,030.10	$5.02
Class B	1,000.00	1,028.00	9.50
Class C	1,000.00	1,026.30	8.83
Class I	1,000.00	1,034.60	3.05
Class N	1,000.00	1,030.80	6.76
Class Y	1,000.00	1,033.70	3.86

Hypothetical

(5% return before expenses)
Class A	1,000.00	1,020.00	5.00
Class B	1,000.00	1,015.61	9.44
Class C	1,000.00	1,016.26	8.78
Class I	1,000.00	1,021.94	3.03
Class N	1,000.00	1,018.30	6.71
Class Y	1,000.00	1,021.14	3.84

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.99%
Class B	1.87
Class C	1.74
Class I	0.60
Class N	1.33
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    March 31, 2014    Unaudited

		Principal Amount	Value
Asset-Backed Securities—3.2%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$7,400,000	$7,566,988
Series 2013-2, Cl. C, 3.96%, 5/15/19[1]		6,949,000	7,070,840
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. D, 3.03%, 7/9/18		9,375,000	9,694,716
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,339,494
Series 2012-4, Cl. D, 2.68%, 10/9/18		4,260,000	4,361,471
Series 2013-1, Cl. E, 2.64%, 7/8/20[1]		8,475,000	8,492,378
Series 2013-2, Cl. D, 2.42%, 5/8/19		2,395,000	2,416,116
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		5,445,000	5,543,808
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,575,422
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		7,005,000	7,095,694
Series 2013-5, Cl. D, 2.86%, 12/8/19		695,000	704,707
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.82%, 11/15/23[2]	EUR	746,293	985,066
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.956%, 7/24/23[2]	EUR	3,650,000	4,428,029
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,167,553
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	983,597
Series 2014-1, Cl. D, 3.39%, 7/22/19		580,000	581,021
Conseco Financial Corp., Series 1997-5, Cl. M1, 6.95%, 5/15/29[2]		5,000,000	5,333,783
CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		465,235	468,979
Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]		355,000	359,870
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		2,160,000	2,214,462
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		10,245,000	10,435,357
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		2,210,000	2,272,595
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		1,785,000	1,819,933
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]		3,125,000	3,160,173
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		3,925,000	3,969,916
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		2,090,000	2,154,369
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		1,145,000	1,150,245
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		1,145,000	1,150,687
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		960,000	1,005,423
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		840,000	835,606
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		620,000	616,688
Greenpoint Manufactured Housing, Series 2000-3, Cl. IM1, 9.01%, 6/20/31[2]		320,720	50,870
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.254%, 1/25/23[2]	EUR	4,625,000	5,995,068
Harvest CLO IA SA:
Series I-X, Cl. C, 2.216%, 3/29/17[2]	EUR	750,000	1,033,034
Series I-X, Cl. D, 3.316%, 3/29/17[2]	EUR	1,875,000	2,509,641
Series I-X, Cl. E, 7.916%, 3/29/17[2]	EUR	1,875,000	2,496,270
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.92%, 12/14/22[2]	EUR	4,591,479	5,897,677

12     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Asset-Backed Securities (Continued)
ICE EM CLO:
Series 2007-1A, Cl. B, 2.029%, 8/15/22[2,3]		$21,000,000	$18,270,000
Series 2007-1A, Cl. C, 3.329%, 8/15/22[2,3]		17,780,000	14,401,800
Series 2007-1A, Cl. D, 5.329%, 8/15/22[2,3]		17,780,000	16,002,000
Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18		2,815,000	2,945,710
Series 2012-5, Cl. D, 3.30%, 9/17/18		11,210,000	11,579,274
Series 2012-6, Cl. D, 2.52%, 9/17/18		5,065,000	5,123,625
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		2,990,000	3,006,209
Series 2013-1, Cl. D, 2.27%, 1/15/19		3,255,000	3,272,271
Series 2013-2, Cl. D, 2.57%, 3/15/19		3,740,000	3,796,936
Series 2013-3, Cl. D, 2.42%, 4/15/19		3,315,000	3,340,270
Series 2013-4, Cl. D, 3.92%, 1/15/20		5,805,000	6,123,317
Series 2013-5, Cl. D, 2.73%, 10/15/19		1,655,000	1,670,761
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,300,000	1,337,076
SLM Private Credit Student Loan Trust, Series 2005-B, Cl. B, 0.633%, 6/15/39[2]		5,115,919	4,511,261
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		180,000	182,881
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]		710,000	717,193
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		790,000	803,562
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.206%, 7/24/23[2]	EUR	2,351,729	2,805,362
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.387%, 8/27/22[2]	EUR	5,005,000	6,601,204
United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]		865,000	871,730
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]		6,035,000	6,074,457
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]		1,260,000	1,266,748
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		805,000	810,760
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]		140,000	140,918

Total Asset-Backed Securities (Cost $234,125,915)			234,592,871

Mortgage-Backed Obligations—19.1%
Government Agency—5.4%
FHLMC/FNMA/FHLB/Sponsored—5.3%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34		934,232	1,020,598
5.50%, 9/1/39		2,971,044	3,300,880
6.00%, 1/1/19-7/1/24		2,280,391	2,476,619
6.50%, 4/1/18-6/1/35		1,560,368	1,729,029
7.00%, 8/1/21-3/1/35		1,894,964	2,169,282
7.50%, 1/1/32-2/1/32		2,535,695	3,004,331
8.50%, 8/1/31		116,407	136,867
10.00%, 5/1/20		62,442	70,588
12.00%, 6/1/17		7,550	7,632
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20		22,989	24,221
10.50%, 5/1/20		44,201	50,302
11.50%, 10/1/16		2,108	2,123
12.00%, 6/1/15		624	628
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 10.087%, 4/1/27[4]		264,347	47,797

13    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 192, Cl. IO, 7.677%, 2/1/28[4]	$110,942	$24,204
Series 205, Cl. IO, 10.268%, 9/1/29[4]	695,271	127,542
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	260,195	66,105
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	254,920	48,650
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	194,668	33,900
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	639,115	93,718
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,459,959	2,479,521
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	2,169,221	2,441,724
Series 151, Cl. F, 9.00%, 5/15/21	3,915	4,340
Series 1590, Cl. IA, 1.205%, 10/15/23[2]	1,715,092	1,761,997
Series 1674, Cl. Z, 6.75%, 2/15/24	86,441	96,637
Series 2034, Cl. Z, 6.50%, 2/15/28	16,037	17,917
Series 2042, Cl. N, 6.50%, 3/15/28	18,575	20,847
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,673,172	1,887,493
Series 2053, Cl. Z, 6.50%, 4/15/28	15,397	17,208
Series 2116, Cl. ZA, 6.00%, 1/15/29	934,234	1,035,949
Series 2122, Cl. F, 0.605%, 2/15/29[2]	42,026	42,392
Series 2279, Cl. PK, 6.50%, 1/15/31	26,010	28,934
Series 2326, Cl. ZP, 6.50%, 6/15/31	223,694	251,937
Series 2344, Cl. FP, 1.105%, 8/15/31[2]	581,814	597,395
Series 2368, Cl. PR, 6.50%, 10/15/31	33,613	37,874
Series 2368, Cl. TG, 6.00%, 10/15/16	101,082	105,051
Series 2401, Cl. FA, 0.805%, 7/15/29[2]	78,865	80,078
Series 2412, Cl. GF, 1.105%, 2/15/32[2]	919,341	944,210
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,055,994	1,191,395
Series 2451, Cl. FD, 1.155%, 3/15/32[2]	377,556	388,411
Series 2453, Cl. BD, 6.00%, 5/15/17	31,429	33,226
Series 2461, Cl. PZ, 6.50%, 6/15/32	145,432	163,553
Series 2464, Cl. FI, 1.155%, 2/15/32[2]	339,206	348,806
Series 2470, Cl. AF, 1.155%, 3/15/32[2]	609,153	626,686
Series 2470, Cl. LF, 1.155%, 2/15/32[2]	346,913	356,731
Series 2471, Cl. FD, 1.155%, 3/15/32[2]	516,375	531,127
Series 2475, Cl. FB, 1.155%, 2/15/32[2]	475,119	488,566
Series 2500, Cl. FD, 0.655%, 3/15/32[2]	192,059	194,120
Series 2517, Cl. GF, 1.155%, 2/15/32[2]	286,835	294,953
Series 2526, Cl. FE, 0.555%, 6/15/29[2]	198,603	200,049
Series 2551, Cl. FD, 0.555%, 1/15/33[2]	128,155	128,936
Series 2551, Cl. LF, 0.655%, 1/15/33[2]	47,121	47,420
Series 2668, Cl. AZ, 4.00%, 9/15/18	238,381	249,792
Series 2676, Cl. KY, 5.00%, 9/15/23	1,019,929	1,113,835
Series 2707, Cl. QE, 4.50%, 11/15/18	440,570	468,827
Series 2770, Cl. TW, 4.50%, 3/15/19	105,000	112,394
Series 3025, Cl. SJ, 24.182%, 8/15/35[2]	755,063	1,185,835
Series 3465, Cl. HA, 4.00%, 7/15/17	88,807	90,550
Series 3617, Cl. DC, 4.00%, 7/15/27	232,584	235,674
Series 3741, Cl. PA, 2.15%, 2/15/35	1,434,075	1,462,564
Series 3815, Cl. BD, 3.00%, 10/15/20	74,268	76,595
Series 3822, Cl. JA, 5.00%, 6/15/40	1,165,344	1,241,287
Series 3840, Cl. CA, 2.00%, 9/15/18	50,249	51,185
Series 3848, Cl. WL, 4.00%, 4/15/40	1,531,801	1,585,027

14    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3857, Cl. GL, 3.00%, 5/15/40	$39,330	$39,851
Series 3917, Cl. BA, 4.00%, 6/15/38	1,233,523	1,289,315
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,239,201	1,240,427
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[4,5]	34,183	7,734
Series 2049, Cl. PL, 21.423%, 4/15/28[4]	205,390	43,076
Series 2074, Cl. S, 52.151%, 7/17/28[4]	174,169	38,456
Series 2079, Cl. S, 49.34%, 7/17/28[4]	319,416	71,765
Series 2177, Cl. SB, 0.00%, 8/15/29[4,6]	194,604	49,376
Series 2526, Cl. SE, 29.142%, 6/15/29[4]	358,876	80,699
Series 2682, Cl. TQ, 0.00%, 10/15/33[4,6]	1,399,019	282,117
Series 2795, Cl. SH, 12.584%, 3/15/24[4]	2,709,697	412,238
Series 2802, Cl. AS, 0.00%, 4/15/33[4,6]	19,621	53
Series 2920, Cl. S, 0.00%, 1/15/35[4,6]	2,327,161	440,281
Series 2922, Cl. SE, 5.544%, 2/15/35[4]	154,917	27,612
Series 2981, Cl. BS, 0.00%, 5/15/35[4,6]	2,507,189	412,631
Series 3004, Cl. SB, 0.00%, 7/15/35[4,6]	3,905,905	655,487
Series 3201, Cl. SG, 5.516%, 8/15/36[4]	1,056,306	177,673
Series 3397, Cl. GS, 10.01%, 12/15/37[4]	790,769	145,686
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	528,832	64,265
Series 3450, Cl. BI, 9.952%, 5/15/38[4]	1,187,176	171,164
Series 3606, Cl. SN, 3.297%, 12/15/39[4]	622,685	106,083
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	1,953,428	151,647
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	1,560,430	106,580
Federal National Mortgage Assn.:
2.50%, 4/25/29[11]	20,630,000	20,620,331
3.00%, 4/25/29[11]	13,530,000	13,902,075
3.50%, 4/1/29[11]	35,585,000	37,319,769
4.00%, 4/1/29-4/1/44[11]	82,785,000	86,181,604
4.50%, 4/1/29-4/25/44[11]	65,142,000	69,470,925
5.00%, 4/25/44[11]	4,083,000	4,452,066
6.00%, 4/25/44[11]	4,060,000	4,525,474
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[4,5]	57,892,500	945,049
Series 2001-T3, Cl. IO, 15.118%, 11/25/40[4]	8,347,938	203,210
Federal National Mortgage Assn. Pool:
2.507%, 10/1/36[2]	7,301,156	7,736,040
3.50%, 12/1/20-2/1/22[11]	2,924,795	3,080,117
4.50%, 12/1/20	1,127,737	1,197,590
5.00%, 2/1/18-12/1/21	6,865,942	7,314,187
5.50%, 1/1/22-5/1/36	1,300,800	1,435,676
6.00%, 6/1/17-1/1/19	58,014	61,178
6.50%, 4/1/18-1/1/34	5,936,126	6,719,243
7.00%, 11/1/17-4/1/34	9,116,056	10,376,267
7.50%, 2/1/27-3/1/33	4,050,877	4,779,581
8.50%, 7/1/32	25,901	29,873
9.50%, 3/15/21	14,629	14,724
11.00%, 7/1/16-2/1/26	148,978	168,661
13.00%, 6/1/15	3,728	3,773

15    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 41.666%, 5/1/23[4]	$301,439	$48,808
Series 247, Cl. 2, 26.076%, 10/1/23[4]	138,009	24,855
Series 252, Cl. 2, 29.937%, 11/1/23[4]	36,315	6,015
Series 254, Cl. 2, 14.474%, 1/1/24[4]	100,962	17,135
Series 301, Cl. 2, 0.00%, 4/1/29[4,5]	337,656	72,974
Series 303, Cl. IO, 33.646%, 11/1/29[4]	298,156	61,550
Series 313, Cl. 2, 5.722%, 6/1/31[4]	2,733,827	458,398
Series 319, Cl. 2, 0.99%, 2/1/32[4]	896,546	158,127
Series 321, Cl. 2, 0.828%, 4/1/32[4]	1,590,132	274,948
Series 324, Cl. 2, 0.00%, 7/1/32[4,5]	686,215	149,209
Series 328, Cl. 2, 0.00%, 12/1/32[4,5]	633,075	90,741
Series 331, Cl. 5, 0.00%, 2/1/33[4,5]	1,403,483	282,337
Series 332, Cl. 2, 0.00%, 3/1/33[4,5]	2,749,716	470,047
Series 334, Cl. 10, 0.00%, 2/1/33[4,5]	1,169,948	251,665
Series 334, Cl. 12, 0.00%, 3/1/33[4,5]	1,701,246	368,737
Series 339, Cl. 7, 0.00%, 8/1/33[4,5]	3,545,248	718,248
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	910,023	194,049
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	455,463	86,038
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	779,735	146,121
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	578,445	108,876
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	279,133	52,587
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	39,451	6,880
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	94,086	106,361
Series 1997-45, Cl. CD, 8.00%, 7/18/27	797,186	927,779
Series 1998-58, Cl. PC, 6.50%, 10/25/28	503,758	565,232
Series 1999-14, Cl. MB, 6.50%, 4/25/29	26,506	29,613
Series 1999-54, Cl. LH, 6.50%, 11/25/29	981,487	1,088,555
Series 2001-19, Cl. Z, 6.00%, 5/25/31	383,870	420,751
Series 2001-44, Cl. QC, 6.00%, 9/25/16	61,367	64,114
Series 2001-51, Cl. OD, 6.50%, 10/25/31	146,012	161,364
Series 2001-65, Cl. F, 0.754%, 11/25/31[2]	645,010	654,190
Series 2001-69, Cl. PF, 1.154%, 12/25/31[2]	798,884	821,603
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	905,585	991,615
Series 2002-12, Cl. PG, 6.00%, 3/25/17	381,615	401,263
Series 2002-19, Cl. PE, 6.00%, 4/25/17	173,810	181,508
Series 2002-21, Cl. PE, 6.50%, 4/25/32	903,128	982,218
Series 2002-29, Cl. F, 1.154%, 4/25/32[2]	362,350	372,646
Series 2002-60, Cl. FH, 1.154%, 8/25/32[2]	678,357	697,656
Series 2002-64, Cl. FJ, 1.154%, 4/25/32[2]	111,371	114,536
Series 2002-68, Cl. FH, 0.656%, 10/18/32[2]	227,160	229,528
Series 2002-81, Cl. FM, 0.654%, 12/25/32[2]	449,847	454,182
Series 2002-84, Cl. FB, 1.154%, 12/25/32[2]	74,720	76,850
Series 2002-9, Cl. PC, 6.00%, 3/25/17	430,395	452,396
Series 2003-11, Cl. FA, 1.154%, 9/25/32[2]	101,963	104,870
Series 2003-112, Cl. AN, 4.00%, 11/25/18	464,948	487,618
Series 2003-116, Cl. FA, 0.554%, 11/25/33[2]	232,554	233,332
Series 2003-119, Cl. FK, 0.654%, 5/25/18[2]	2,589,934	2,605,212
Series 2003-28, Cl. KG, 5.50%, 4/25/23	3,299,658	3,604,931
Series 2003-84, Cl. GE, 4.50%, 9/25/18	95,884	101,199
Series 2004-101, Cl. BG, 5.00%, 1/25/20	1,388,583	1,451,720
Series 2004-25, Cl. PC, 5.50%, 1/25/34	241,786	258,463

16    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-31, Cl. PB, 5.50%, 4/25/35	$2,865,000	$3,215,036
Series 2005-71, Cl. DB, 4.50%, 8/25/25	2,116,734	2,285,751
Series 2006-11, Cl. PS, 24.001%, 3/25/36[2]	743,110	1,184,059
Series 2006-46, Cl. SW, 23.634%, 6/25/36[2]	1,093,313	1,691,543
Series 2008-14, Cl. BA, 4.25%, 3/25/23	629,399	662,292
Series 2008-75, Cl. DB, 4.50%, 9/25/23	966,397	1,021,654
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,882,369	1,941,930
Series 2009-114, Cl. AC, 2.50%, 12/25/23	444,150	453,534
Series 2009-36, Cl. FA, 1.094%, 6/25/37[2]	1,075,652	1,099,445
Series 2009-70, Cl. NT, 4.00%, 8/25/19	41,072	42,970
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,935,869	2,025,309
Series 2010-43, Cl. KG, 3.00%, 1/25/21	453,618	470,742
Series 2011-122, Cl. EC, 1.50%, 1/25/20	1,490,839	1,505,599
Series 2011-15, Cl. DA, 4.00%, 3/25/41	988,346	1,035,811
Series 2011-3, Cl. EL, 3.00%, 5/25/20	3,185,583	3,287,193
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,894,409	2,051,071
Series 2011-38, Cl. AH, 2.75%, 5/25/20	54,013	55,675
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,211,750	1,249,993
Series 2011-69, Cl. EA, 3.00%, 11/25/29	1,114,710	1,141,131
Series 2011-82, Cl. AD, 4.00%, 8/25/26	1,011,659	1,062,717
Series 2011-88, Cl. AB, 2.50%, 9/25/26	772,403	790,866
Series 2012-20, Cl. FD, 0.554%, 3/25/42[2]	4,196,318	4,193,642
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 20.628%, 11/18/31[4]	732,130	142,842
Series 2001-63, Cl. SD, 13.387%, 12/18/31[4]	23,061	4,584
Series 2001-68, Cl. SC, 5.731%, 11/25/31[4]	14,557	3,396
Series 2001-81, Cl. S, 18.062%, 1/25/32[4]	208,980	51,801
Series 2002-28, Cl. SA, 27.875%, 4/25/32[4]	178,091	39,407
Series 2002-38, Cl. SO, 38.207%, 4/25/32[4]	193,441	35,038
Series 2002-39, Cl. SD, 30.13%, 3/18/32[4]	300,964	68,603
Series 2002-48, Cl. S, 23.462%, 7/25/32[4]	274,612	65,259
Series 2002-52, Cl. SL, 25.168%, 9/25/32[4]	169,778	40,388
Series 2002-53, Cl. SK, 29.356%, 4/25/32[4]	187,607	42,373
Series 2002-56, Cl. SN, 24.999%, 7/25/32[4]	376,617	77,967
Series 2002-65, Cl. SC, 57.767%, 6/25/26[4]	648,371	142,530
Series 2002-77, Cl. IS, 33.761%, 12/18/32[4]	329,564	79,541
Series 2002-77, Cl. SH, 28.69%, 12/18/32[4]	295,208	69,841
Series 2002-89, Cl. S, 0.00%, 1/25/33[4,6]	1,931,397	458,821
Series 2002-9, Cl. MS, 20.192%, 3/25/32[4]	295,785	63,102
Series 2003-13, Cl. IO, 5.749%, 3/25/33[4]	1,441,330	334,661
Series 2003-23, Cl. ES, 0.00%, 10/25/22[4,5]	409,460	4,936
Series 2003-26, Cl. DI, 6.182%, 4/25/33[4]	923,246	208,482
Series 2003-26, Cl. IK, 8.904%, 4/25/33[4]	161,796	36,536
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	898,284	188,004
Series 2003-4, Cl. S, 24.43%, 2/25/33[4]	456,379	106,436
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	163,121	23,539
Series 2004-56, Cl. SE, 8.476%, 10/25/33[4]	989,266	184,144
Series 2005-12, Cl. SC, 6.303%, 3/25/35[4]	77,411	12,886
Series 2005-14, Cl. SE, 28.613%, 3/25/35[4]	567,953	84,848
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	3,363,799	562,256

17    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	$1,511,258	$245,550
Series 2005-52, Cl. JH, 3.584%, 5/25/35[4]	1,675,130	253,237
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	3,309,542	625,752
Series 2007-88, Cl. XI, 24.174%, 6/25/37[4]	7,186,545	1,086,753
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	611,576	74,002
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	980,780	78,590
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	2,532,209	200,045
Series 2012-40, Cl. PI, 2.334%, 4/25/41[4]	5,895,625	977,485
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 6.447%, 9/15/22[4]	5,807,388	91,066
Series 1995-3, Cl. 1IO, 4.872%, 9/15/25[4]	14,927,642	89,193
Series 1995-2B, Cl. 2IO, 21.62%, 6/15/25[4]	494,420	12,369

		387,729,569

GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	706,905	775,452
8.00%, 1/15/28-9/15/28	415,868	452,472
12.50%, 11/15/15	14,087	14,401
13.00%, 10/15/15	39,405	39,926
13.50%, 6/15/15	34,769	35,193
Government National Mortgage Assn. II Pool:
1.625%, 7/20/27[2]	4,291	4,456
7.00%, 1/20/30	121,711	141,196
11.00%, 10/20/19	2,401	2,498
12.00%, 9/20/15	3,915	3,980
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 55.561%, 3/16/28[4]	404,943	87,097
Series 2007-17, Cl. AI, 15.78%, 4/16/37[4]	1,945,591	395,743
Series 2011-52, Cl. HS, 9.114%, 4/16/41[4]	3,534,686	777,514
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	3,555,398	4,207,356
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,773,152	2,070,195
Series 2000-7, Cl. Z, 8.00%, 1/16/30	1,499,515	1,739,586
Series 2009-46, Cl. HC, 5.00%, 11/20/34	101,428	103,294

		10,850,359

Non-Agency—13.7%
Commercial—10.5%
Banc of America Commercial Mortgage Trust:
Series 2006-3, Cl. AM, 5.853%, 7/10/44[2]	24,665,000	25,811,318
Series 2007-5, Cl. AM, 5.772%, 2/10/51[2]	27,490,000	29,841,288
BCAP LLC Trust:
Series 2012-RR2, Cl. 6A3, 2.768%, 9/26/35[1,2]	1,980,944	2,003,352
Series 2012-RR6, 2.404%, 11/26/36[1]	644,661	650,167
Series 2013-RR2, Cl. 5A2, 2.614%, 3/26/36[1,2]	11,735,919	9,572,793
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13, Cl. AJ, 5.611%, 9/11/41[2]	29,405,000	30,171,603
Series 2007-PW17, Cl. AJ, 5.888%, 6/11/50[2]	27,600,000	27,727,843
Series 2007-T26, Cl. AJ, 5.566%, 1/12/45[2]	19,735,000	19,478,978

18    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[3,4,5]	$596,349	$27,225
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Cl. 4A1, 4.399%, 12/20/35[2]	301,707	259,140
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.133%, 12/10/49[2]	10,470,000	11,756,779
Series 20113-GCJ11, 4.607%, 4/10/46[1]	11,050,000	9,905,336
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.614%, 3/25/36[1,2]	30,000,000	28,756,784
Series 2012-8, Cl. 1A1, 2.654%, 10/25/35[1,2]	3,410,596	3,456,955
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,2]	250,000	234,423
Series 2012-CR5, Cl. E, 4.336%, 12/10/45[1,2]	6,185,000	5,723,927
Series 2013-CR6, Cl. D, 4.176%, 3/10/46[1,2]	5,435,000	4,788,129
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,2]	8,470,000	7,509,125
Series 2013-CR9, Cl. D, 4.261%, 7/10/45[1,2]	7,315,000	6,501,908
Series 2013-LC13, Cl. D, 5.05%, 8/10/46[1,2]	7,534,000	7,042,745
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,4,5]	18,400,198	626,324
Series 2012-CR5, Cl. XA, 1.78%, 12/10/45[2,4]	9,824,273	1,010,441
Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	4,684,618	4,728,428
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.466%, 2/15/39[2]	2,475,000	2,635,981
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	2,150,000	2,255,255
Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.621%, 9/26/36[1,2]	136,995	138,734
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[1,2]	360,000	374,407
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36[2]	1,543,343	1,208,177
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.377%, 7/22/36[2,3]	920,000	733,314
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Cl. B3OC, 6.99%, 10/15/30[3]	15,554,722	15,652,422
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3,846	855
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA8, Cl. 1A6, 0.804%, 11/25/35[2]	14,859,235	11,420,660
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	3,194,693	2,498,343
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[2]	17,212,737	15,098,996
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	7,350,000	6,720,744
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	3,660,000	3,335,717
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	5,710,000	5,145,292
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	5,590,000	5,020,692
Series 2013-K712, Cl. C, 3.368%, 5/25/45[1,2]	555,000	529,572
GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AJ, 5.82%, 7/10/38[2]	9,195,000	9,535,344
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	8,365,000	9,015,044
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.309%, 11/10/45[2]	22,960,000	22,845,820

19    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.215%, 7/25/35[2]	$942,814	$943,832
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	9,868,000	9,959,437
Series 2006-LDP7, Cl. AJ, 5.845%, 4/15/45[2]	4,660,000	4,789,730
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	12,300,000	13,010,755
Series 2007-CB18, Cl. AJ, 5.502%, 6/12/47[2]	30,690,000	30,504,648
Series 2007-CB19, Cl. AM, 5.698%, 2/12/49[2]	29,004,000	31,558,498
Series 2013-C10, Cl. D, 4.16%, 12/15/47[2]	12,177,000	10,839,363
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.621%, 9/26/36[1,2]	520,134	522,147
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,2]	19,324,793	16,377,556
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Cl. D, 4.561%, 8/15/46[1,2]	8,445,000	7,694,383
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,3]	133,788	116,579
Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.657%, 5/12/39[2]	16,165,000	16,380,229
ML-CFC Commercial Mortgage Trust, Series 2006-3, Cl. AJ, 5.485%, 7/12/46[2]	21,180,000	21,143,824
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,2]	8,182,000	7,699,528
Series 2013-C12, Cl. D, 4.771%, 10/15/46[1,2]	7,630,000	6,956,721
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,2]	15,171,000	13,621,889
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,2]	7,218,000	6,368,044
Series 2014-C14, Cl. D, 4.836%, 2/15/47[1,2]	4,725,000	4,282,133
Morgan Stanley Capital I Trust:
Series 2006-HQ10, Cl. AJ, 5.389%, 11/12/41[2]	11,525,000	11,687,468
Series 2007-HQ11, Cl. AJ, 5.508%, 2/12/44[2]	7,485,000	7,874,040
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,707,000	2,952,031
Series 2007-IQ15, Cl. AM, 5.908%, 6/11/49[2]	22,125,000	24,196,708
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.057%, 11/26/36[1,2]	2,927,473	2,943,042
Series 2012-R3, Cl. 1B, 2.057%, 11/26/36[2,3]	13,225,184	8,493,294
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.451%, 6/26/46[1,2]	500,517	506,767
RALI Trust, Series 2005-QA4, Cl. A32, 3.13%, 4/25/35[2]	200,144	26,401
Residential Asset Securitization Trust, Series 2006-A12, Cl. A1, 6.25%, 11/25/36	1,439,838	1,117,879
STARM Mortgage Loan Trust, Series 2007-1, Cl. 2A1, 2.756%, 2/25/37[2]	11,702,977	9,986,817
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.388%, 8/25/34[2]	21,936,711	21,617,225
Series 2006-4, Cl. 6A, 5.029%, 5/25/36[2]	2,770,755	2,350,878
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.891%, 5/10/63[1,2]	11,597,194	10,654,464
Series 2013-C5, Cl. D, 4.094%, 3/10/46[1,2]	13,830,000	12,183,525
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Cl. AJ, 5.722%, 5/15/43[2]	19,685,000	20,747,409
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 2.034%, 4/25/47[2]	1,523,960	1,108,704
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-W, Cl. B2, 2.615%, 11/25/34[2]	243,819	6,160
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[2]	3,558,822	3,641,547

20    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
Wells Fargo Mortgage Backed Securities Trust: (Continued)
Series 2006-8, Cl. A15, 6.00%, 7/25/36	$8,678,326	$8,637,789
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[2]	6,939,954	7,021,866
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[2]	15,531,331	14,563,527
Series 2006-AR7, Cl. 2A4, 2.614%, 5/25/36[2]	5,716,239	5,341,500
Series 2007-AR3, Cl. A4, 5.673%, 4/25/37[2]	4,693,213	4,577,800
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,2]	375,000	346,407
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,2]	7,300,000	6,965,018
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,2]	8,063,000	7,787,040
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,2]	4,162,000	3,771,694
Series 2013-C15, Cl. D, 4.486%, 8/15/46[1,2]	9,126,996	8,206,584
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[1,2],4,[5]	24,390,640	1,569,416

		765,402,676

Multi-Family—0.7%
Banc of America Commercial Mortgage Trust, Series 2006-2, Cl. AJ, 5.766%, 5/10/45[2]	10,705,000	11,389,387
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.404%, 6/25/36[2]	14,285,736	13,239,434
Countrywide Alternative Loan Trust, Series 2005-J14, Cl. A7, 5.50%, 12/25/35	8,721,559	7,752,681
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.567%, 5/25/37[2]	11,058,940	10,707,089
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[2]	1,030,546	1,001,231
Series 2006-AR2, Cl. 2A3, 2.614%, 3/25/36[2]	9,373,167	9,373,466

		53,463,288

Residential—2.5%
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.892%, 2/10/51[2]	22,795,000	25,346,399
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	3,106,657	2,813,429
Series 2007-C, Cl. 1A4, 5.316%, 5/20/36[2]	5,107,510	4,991,830
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Cl. 12A2, 2.652%, 5/25/34[2]	4,942,328	4,920,819
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	29,800,000	31,313,750
Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.714%, 2/25/33[2]	16,651	15,695
Citigroup Mortgage Loan Trust, Series 2006-AR2, Cl. 1A2, 2.657%, 3/25/36[2]	10,870,729	9,845,456
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.664%, 5/25/35[2]	4,766,983	4,730,392
Series 2005-3, Cl. 2A4, 2.723%, 8/25/35[2]	8,931,328	7,840,429
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	3,511,269	3,382,806
Series 2005-29, Cl. A1, 5.75%, 12/25/35	13,843,153	12,980,461
Series 2005-30, Cl. A5, 5.50%, 1/25/36	2,486,200	2,443,970
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	3,710,833	3,899,989
Series 2006-6, Cl. A3, 6.00%, 4/25/36	632,882	599,022
Series 2007-HY3, Cl. 1A1, 2.684%, 6/25/47[2]	4,409,007	4,012,642

21    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.385%, 12/15/35[2]	$327,879	$265,207
Series 2006-H, Cl. 2A1A, 0.305%, 11/15/36[2]	149,232	93,750
GSR Mortgage Loan Trust:
Series 2005-AR6, Cl. 1A4, 2.65%, 9/25/35[2]	10,798,613	10,987,816
Series 2006-5F, Cl. 2A1, 6.00%, 6/25/36	790,794	765,352
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	2,466,775	2,522,372
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 7A1, 2.686%, 7/25/35[2]	4,593,459	4,627,203
Lehman Mortgage Trust 2006-1, Series 2006-1, Cl. 1A3, 5.50%, 2/25/36	1,004,046	871,308
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.254%, 8/25/36[2]	4,720,159	2,356,410
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.547%, 12/25/34[2]	194,961	197,680
MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.332%, 10/25/36[2]	5,766,862	5,675,077
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,7]	4,912,783	321,787
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	7,490	7,633
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	119,309	93,172
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,167,548	1,731,450
Residential Asset Securitization Trust:
Series 2005-A14, Cl. A1, 5.50%, 12/25/35	7,050,849	6,457,217
Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36	9,905,941	9,210,039
Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	9,177,077	8,979,972
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR12, Cl. 1A8, 2.354%, 10/25/35[2]	4,574,853	4,417,377
Series 2006-AR18, Cl. 3A1, 4.162%, 1/25/37[2]	1,905,226	1,727,941
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.629%, 10/25/36[2]	5,636,883	5,512,854

		185,958,706

Total Mortgage-Backed Obligations (Cost $1,350,905,713)		1,403,404,598

U.S. Government Obligations—4.2%
United States Treasury Bond Strips, 0.905%, 8/15/16[8]	11,000,000	10,841,083
United States Treasury Nts.:
0.375%, 1/15/16	180,000,000	180,112,500
0.75%, 3/15/17	12,191,000	12,147,661
1.375%, 9/30/18[9,10]	75,256,000	74,612,185
2.00%, 9/30/20	29,428,000	29,086,576
2.50%, 8/15/23	2,703,000	2,664,991

Total U.S. Government Obligations (Cost $310,518,576)		309,464,996

Foreign Government Obligations—16.6%
Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19	6,185,000	6,788,037

Brazil—3.4%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]	6,065,000	5,898,213

22    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Brazil (Continued)
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills:
9.902%, 7/1/14[8]	BRL	198,325,000	$85,231,764
10.346%, 10/1/14[8]	BRL	32,670,000	13,654,735
11.007%, 1/1/15[8]	BRL	289,945,000	117,827,565
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	28,315,000	11,576,079
9.762%, 1/1/21	BRL	6,045,000	2,361,847
10.00%, 1/1/23	BRL	8,115,000	3,088,852
Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		6,075,000	6,488,100

			246,127,155

Colombia—0.5%
Republic of Colombia International Bonds, 4.375%, 7/12/21		6,575,000	6,854,437
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		5,155,000	5,116,338
5.625%, 2/26/44		5,835,000	6,120,915
8.125%, 5/21/24		5,700,000	7,438,500
Series B, 7.00%, 5/4/22	COP	8,332,000,000	4,407,602
Series B, 10.00%, 7/24/24	COP	7,990,000,000	5,089,728

			35,027,520

Croatia—0.1%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		7,075,000	7,184,663
6.375%, 3/24/21[1]		1,645,000	1,780,712
6.75%, 11/5/19[1]		1,575,000	1,742,344

			10,707,719

Dominican Republic—0.1%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		3,080,000	2,914,450
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[1]		3,480,000	3,471,300

			6,385,750

Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		3,135,000	3,330,937

Germany—0.5%
Federal Republic of Germany Bonds, 2.25%, 4/11/14	EUR	25,065,000	34,544,989

Greece—0.6%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	8,740,000	11,500,661
Hellenic Republic Sr. Unsec. Bonds:
2.00%, 2/24/26[2]	EUR	875,000	893,345
2.00%, 2/24/27[2]	EUR	875,000	878,590
2.00%, 2/24/28[2]	EUR	875,000	862,535
2.00%, 2/24/29[2]	EUR	875,000	851,122
2.00%, 2/24/30[2]	EUR	875,000	840,969
2.00%, 2/24/34[2]	EUR	1,745,000	1,613,653
5.20%, 7/17/34	EUR	17,505,000	19,130,625
Hellenic Republic Sr. Unsec. Nts., 5%, Series 15BR, 8/22/16	JPY	438,600,000	4,023,171

			40,594,671

23    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Hungary—0.6%
Hungary Sr. Unsec. Bonds, 7.625%, 3/29/41		$445,000	$515,088
Hungary Sr. Unsec. Nts.:
4.00%, 3/25/19		4,620,000	4,599,210
5.375%, 2/21/23		4,475,000	4,559,578
5.375%, 3/25/24		2,155,000	2,164,698
6.375%, 3/29/21		3,650,000	4,010,437
Hungary Unsec. Bonds:
7.00%, 6/24/22	HUF	720,000,000	3,580,758
Series 19/A, 6.50%, 6/24/19	HUF	2,173,000,000	10,486,995
Series 20/A, 7.50%, 11/12/20	HUF	657,000,000	3,348,124
Series 23/A, 6.00%, 11/24/23	HUF	1,509,000,000	7,071,174

			40,336,062

India—1.2%
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	2,592,000,000	40,905,013
8.28%, 9/21/27	INR	951,000,000	14,884,215
8.83%, 11/25/23	INR	1,699,000,000	28,492,363

			84,281,591

Indonesia—1.3%
Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Bonds, 4%, 11/21/18[1]		8,875,000	9,107,969
Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%, 3/15/19[1]		5,215,000	5,723,463
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		2,975,000	2,670,063
4.875%, 5/5/21[1]		8,385,000	8,636,550
5.375%, 10/17/23[1]		10,545,000	10,993,163
5.875%, 1/15/24[1]		7,285,000	7,840,481
7.75%, 1/17/38[1]		3,190,000	3,820,025
11.625%, 3/4/19[1]		1,690,000	2,304,737
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	142,290,000,000	12,409,341
Series FR70, 8.375%, 3/15/24	IDR	222,530,000,000	20,201,062
Series FR71, 9.00%, 3/15/29	IDR	154,000,000,000	14,158,849

			97,865,703

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		16,330,000	15,431,850

Kazakhstan—0.0%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[1]		2,690,000	2,441,175

Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		4,000,000	4,375,800

Lithuania—0.2%
Republic of Lithuania Sr. Unsec. Bonds:
5.125%, 9/14/17[1]		6,745,000	7,393,734
6.125%, 3/9/21[1]		6,780,000	7,781,406

			15,175,140

24    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Mexico—1.1%
United Mexican States Bonds:
7.75%, 11/13/42	MXN	71,300,000	$5,857,544
8.00%, 12/7/23	MXN	32,300,000	2,804,846
United Mexican States Sr. Unsec. Bonds, 5.55%, 1/21/45		2,935,000	3,125,775
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	211,900,000	16,766,986
Series M, 7.00%, 6/19/14	MXN	431,600,000	33,462,083
Series M20, 7.50%, 6/3/27	MXN	130,540,000	10,898,068
Series M20, 8.50%, 5/31/29	MXN	103,030,000	9,241,189

			82,156,491

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		5,750,000	5,606,250

Panama—0.1%
Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20		2,810,000	3,124,720
6.70%, 1/26/36		1,845,000	2,177,100
8.875%, 9/30/27		2,000,000	2,780,000
9.375%, 4/1/29		1,835,000	2,611,205

			10,693,025

Peru—0.3%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		3,710,000	4,479,825
7.35%, 7/21/25		3,140,000	4,054,525
7.84%, 8/12/20[1]	PEN	16,175,000	6,400,669
8.20%, 8/12/26[1]	PEN	15,980,000	6,569,518

			21,504,537

Philippines—0.2%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		5,565,000	6,810,169
6.375%, 10/23/34		6,725,000	8,372,625
7.75%, 1/14/31		985,000	1,350,681

			16,533,475

Poland—0.6%
Republic of Poland Bonds:
2.50%, 7/25/18	PLN	23,315,000	7,404,004
3.75%, 4/25/18	PLN	23,985,000	8,012,932
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		7,440,000	6,975,000
5.125%, 4/21/21		9,305,000	10,298,309
Republic of Poland Unsec. Bonds:
5.25%, 10/25/20	PLN	20,100,000	7,163,458
5.75%, 10/25/21	PLN	19,365,000	7,102,251

			46,955,954

Portugal—1.0%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19	EUR	50,710,000	75,981,819

25    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Romania—0.3%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[1]		$2,040,000	$2,070,600
6.125%, 1/22/44[1]		1,460,000	1,544,680
6.75%, 2/7/22[1]		8,100,000	9,466,875
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	2,860,000	921,684
5.90%, 7/26/17	RON	21,830,000	7,092,719

			21,096,558

Russia—0.5%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	62,400,000	1,634,402
Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[1]		3,405,000	3,383,719
5.875%, 9/16/43[1]		2,020,000	2,004,850
7.50%, 3/31/30[1,2]		4,007,250	4,571,271
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		10,820,000	11,306,900
Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	118,600,000	3,211,255
Series 6209, 7.60%, 7/20/22	RUB	97,900,000	2,606,107
Series 6210, 6.80%, 12/11/19	RUB	33,300,000	885,499
Series 6211, 7.00%, 1/25/23	RUB	124,000,000	3,189,506
Series 6215, 7.00%, 8/16/23	RUB	94,100,000	2,404,189
Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[2]	RUB	109,800,000	3,081,317

			38,279,015

Serbia—0.2%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		2,815,000	2,934,637
Republic of Serbia Treasury Bills, 10.004%, 6/12/14[8]	RSD	544,000,000	6,409,851
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		2,985,000	3,171,563

			12,516,051

Slovenia—0.1%
Republic of Slovenia Bonds, 4.125%, 2/18/19[1]		9,145,000	9,478,792

South Africa—1.2%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		1,070,000	1,179,889
5.875%, 9/16/25		5,535,000	5,966,730
Series R207, 7.25%, 1/15/20	ZAR	223,000,000	20,422,716
Series R208, 6.75%, 3/31/21	ZAR	239,680,000	21,058,146
Series R209, 6.25%, 3/31/36	ZAR	46,600,000	3,305,732
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	60,510,000	5,560,684
Series R186, 10.50%, 12/21/26	ZAR	218,240,000	24,070,268
Series R213, 7.00%, 2/28/31	ZAR	79,089,000	6,367,543

			87,931,708

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,995,000	2,024,925
6.00%, 1/14/19[1]		3,685,000	3,864,644
6.25%, 10/4/20[1]		2,425,000	2,564,437

26    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Sri Lanka (Continued)
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds: (Continued) 6.25%, 7/27/21[1]		$2,650,000	$2,772,563

			11,226,569

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.332%, 3/9/20[2]		4,190,000	4,457,113

Turkey—1.4%
Republic of Turkey Bonds:
8.30%, 10/7/15	TRY	25,730,000	11,706,386
8.80%, 9/27/23	TRY	16,430,000	7,091,230
9.00%, 1/27/16	TRY	6,240,000	2,857,221
10.00%, 6/17/15	TRY	3,770,000	1,747,834
10.50%, 1/15/20	TRY	5,440,000	2,597,074
10.70%, 2/24/16	TRY	17,195,000	8,092,427
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	2,980,000	4,271,666
6.25%, 9/26/22		6,115,000	6,585,855
6.625%, 2/17/45		7,335,000	7,765,931
6.875%, 3/17/36		2,145,000	2,333,224
7.375%, 2/5/25		3,825,000	4,396,838
8.00%, 6/4/14	TRY	31,910,000	14,873,785
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[15]	TRY	8,255,000	5,347,118
6.30%, 2/14/18	TRY	26,030,000	10,735,839
7.10%, 3/8/23	TRY	12,080,000	4,671,776
8.50%, 9/14/22	TRY	14,120,000	6,038,136

			101,112,340

United Arab Emirates—0.1%
Emirate of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21		6,330,000	7,042,125
7.75%, 10/5/20		2,935,000	3,680,490

			10,722,615

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		9,110,000	9,360,525
7.625%, 3/21/36		565,000	726,025

			10,086,550

Venezuela—0.1%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 13.625%, 8/15/18[1]		7,145,000	7,002,100

Total Foreign Government Obligations (Cost $1,218,553,823)			1,216,755,061

Corporate Loans—3.1%
Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 2/21/22[2,11]		4,160,000	4,170,400
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 10/9/16[2]		4,331,797	4,277,047
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/18/21[2]		4,555,000	4,713,478

27    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/19[2,11]	$1,490,839	$1,533,700
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[2]	5,605,000	5,753,297
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2]	3,105,000	3,225,319
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[2]	2,915,000	2,961,762
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.44%, 1/28/18[2]	8,610,581	8,142,381
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]	8,149,575	8,265,030
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/31/17[2]	4,460,000	4,523,185
Cenveo Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/13/17[2]	2,803,719	2,845,774
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.903%, 1/30/19[2]	18,144,571	17,796,431
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.803%, 1/29/162[2]	190,128	188,065
Tranche E, 7.653%, 7/30/19[2]	3,511,153	3,513,347
CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[2,11]	7,030,000	7,060,756
Del Monte Pacific Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/26/21[2]	4,300,000	4,289,250
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]	6,985,000	7,124,700
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.539%, 10/19/15[2],11,[12]	15,625,997	9,609,988
Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[2,11]	5,721,106	5,913,598
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.125%, 9/30/20[2]	11,427,129	11,915,845
Fram Group Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/17[2]	3,652,952	3,662,085
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[2,11]	7,040,000	7,075,200
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[2]	3,538,935	3,698,188
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[2]	4,325,000	4,441,234
Murray Energy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 12/4/20[2]	6,685,000	7,253,225
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[2]	9,425,000	9,536,922
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]	4,329,075	4,334,486
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[2]	8,165,000	8,202,763
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/9/18[2]	6,975,000	7,036,031

28    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Corporate Loans (Continued)
Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[2]		$1,067,074	$1,093,751
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2]		9,910,000	9,910,000
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/5/21[2]		5,285,000	5,285,000
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,7,12]		5,100,443	3,187,777
Road Infrastructure Investment LC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[2,11]		5,635,000	5,670,219
Sabine Oil & Gas LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]		9,140,000	9,294,238
Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[2,11]		13,970,000	14,118,431
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[2,11]		7,275,000	7,093,125

Total Corporate Loans (Cost $227,154,849)			228,716,028

Corporate Bonds and Notes—38.3%
Consumer Discretionary—5.7%
Auto Components—0.8%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		5,555,000	6,027,175
GKN Holdings plc, 6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,865,000	9,460,627
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		11,560,000	12,932,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22[1]		7,075,000	7,198,812
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[1]		4,225,000	4,140,500
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	6,350,000	9,383,188
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19		10,833,000	11,415,274

			60,558,326

Automobiles—0.1%
Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[1]		4,390,000	4,436,007
Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31		3,645,000	4,689,409
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		2,180,000	2,280,825

			11,406,241

Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		9,050,000	9,728,750
ServiceMaster Co., 8% Sr. Unsec. Nts., 2/15/20		4,350,000	4,741,500

			14,470,250

Hotels, Restaurants & Leisure—1.2%
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20		9,130,000	9,689,212
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		2,770,000	3,016,530
Burger King Corp., 9.875% Sr. Unsec. Nts., 10/15/18		3,940,000	4,319,225
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[1]		3,565,000	3,645,212
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		6,350,000	6,588,125

29    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17[3]	$6,130,000	$6,513,125
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19	4,165,000	4,492,994
Landry’s, Inc., 9.375% Sr. Nts., 5/1/20[1]	7,695,000	8,512,594
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	5,565,000	5,592,825
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21	5,285,000	5,820,106
6.75% Sr. Unsec. Nts., 10/1/20	5,060,000	5,622,925
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	4,227,100	4,797,759
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	5,245,000	5,546,588
PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[1]	5,655,000	5,909,475
Premier Cruises Ltd., 11% Sr. Nts., 3/15/08[3,7]	14,750,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]	4,285,000	4,242,150
Viking Cruises Ltd., 8.50% Unsec. Nts., 10/15/22[1]	2,850,000	3,249,000

		87,557,845

Household Durables—0.3%
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	8,860,000	9,590,950
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]	3,725,000	3,829,766
9.125% Sec. Nts., 11/15/20[1]	5,740,000	6,471,850

		19,892,566

Internet & Catalog Retail—0.1%
Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]	6,835,000	7,578,306

Media—1.8%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	2,850,000	3,013,875
Altice Finco SA, 8.125% Sr. Sec. Nts., 1/15/24[1]	2,260,000	2,446,450
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	10,973,000	11,864,556
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.25% Sr. Unsec. Nts., 2/15/22[1]	1,420,000	1,459,050
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23	5,105,000	5,092,237
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	5,415,000	5,794,050
DISH DBS Corp.:
6.75% Sr. Unsec. Nts., 6/1/21	2,985,000	3,350,662
7.875% Sr. Unsec. Nts., 9/1/19	3,915,000	4,639,275
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]	4,185,000	4,551,187
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	3,565,000	4,117,575
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[1]	3,630,000	3,747,975
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	9,135,000	9,957,150
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]	2,390,000	2,605,100
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20	4,985,000	5,383,800
Regal Entertainment Group, 5.75% Sr. Unsec. Nts., 3/15/22	1,410,000	1,455,825
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	4,215,000	4,204,463
6.125% Sr. Unsec. Nts., 10/1/22	8,300,000	8,445,250
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]	4,315,000	4,800,438

30    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Media (Continued)
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	8,440,000	$12,743,593
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		7,000,000	7,752,500
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		8,770,000	9,603,150
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	2,430,000	4,345,047
Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	GBP	7,475,000	13,225,240
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		1,395,000	1,454,288

			136,052,736

Multiline Retail—0.3%
Bon-Ton Department Stores, Inc. (The), 8% Sec. Nts., 6/15/21		4,920,000	4,778,550
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19		1,360,000	1,524,900
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,12]		3,772,000	3,875,730
Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		2,145,000	2,367,544
8.75% Sr. Unsec. Nts., 10/15/21[1,12]		7,480,000	8,302,800

			20,849,524

Specialty Retail—0.6%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[1]		8,050,000	8,009,750
Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[1]		5,605,000	4,343,875
8.875% Sr. Unsec. Nts., 3/15/19		5,150,000	4,815,250
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]		8,760,000	9,504,600
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50% Sr. Unsec. Nts., 8/1/18[1,12]		3,800,000	3,933,000
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20		5,410,000	6,052,437
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		4,010,000	4,315,763

			40,974,675

Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	505,000	730,568
Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[1]		3,640,000	3,976,700
10.00% Sr. Unsec. Nts., 8/1/20		3,640,000	4,158,700
SIWF Merger Sub, Inc., 6.25% Sr. Sec. Nts., 6/1/21[1]		9,615,000	10,023,638

			18,889,606

Consumer Staples—0.8%
Beverages—0.1%
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		2,240,000	2,346,803
5.75% Sr. Unsec. Nts., 4/7/21[1]		1,865,000	2,120,460

			4,467,263

Food & Staples Retailing—0.0%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[1,12]		4,020,000	4,185,825

31    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Food Products—0.6%
American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[1]		$10,750,000	$11,166,562
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Nts., 5/15/17[3,12]		8,568,123	8,353,920
BRF SA, 5.875% Sr. Unsec. Nts., 6/6/22[1]		4,380,000	4,544,250
Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[1]		7,344,000	8,041,680
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21		4,867,000	5,451,040
Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[1]		2,845,000	2,884,119
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[1]		4,665,000	4,081,875
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]		3,125,000	3,242,188

			47,765,634

Tobacco—0.1%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21		3,930,000	4,244,400

Energy—5.8%
Energy Equipment & Services—1.0%
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[1]		3,920,000	4,155,200
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21		4,820,000	4,820,000
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19		2,585,000	2,604,387
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		7,270,000	7,633,500
North Atlantic Drilling Ltd.:
6.05% Sr. Unsec. Nts., 10/30/18[1,2]	NOK	26,500,000	4,425,666
6.25% Sr. Unsec. Nts., 2/1/19[1]		4,955,000	4,868,287
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[1]		6,202,238	6,450,327
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19		7,285,000	7,794,950
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[1]		4,360,000	4,349,100
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		4,250,000	4,568,750
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[1]		4,710,000	4,715,888
Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[1]		8,730,000	9,144,675
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]		4,400,000	4,450,072

			69,980,802

Oil, Gas & Consumable Fuels—4.8%
Access Midstream Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		4,205,000	4,546,656
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[1]		2,440,000	2,501,000
Alliance Oil Co. Ltd.:
7.00% Sr. Unsec. Nts., 5/4/20[1]		3,970,000	3,473,750
9.875% Sr. Unsec. Nts., 3/11/15[1]		765,000	772,650
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20		4,455,000	4,761,281
Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21		1,805,000	1,371,800
8.00% Sec. Nts., 1/15/19[1]		2,905,000	2,912,262
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23		4,400,000	4,367,000
6.625% Sr. Unsec. Nts., 10/1/20		4,525,000	4,841,750

32    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	$7,525,000	$8,192,844
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	8,195,000	9,004,256
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	4,315,000	4,692,562
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	4,915,000	5,228,331
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	2,115,000	2,178,450
8.50% Sr. Unsec. Nts., 12/15/19	1,790,000	1,935,437
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	4,515,000	4,603,336
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	1,700,000	1,789,250
6.125% Sr. Unsec. Nts., 3/1/22[1]	4,740,000	4,977,000
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	3,565,000	3,333,275
Dolphin Energy Ltd., 5.50% Sr. Sec. Nts., 12/15/21[1]	5,400,000	6,108,750
Ecopetrol SA, 7.625% Sr. Unsec. Nts., 7/23/19	1,030,000	1,239,862
Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[1]	3,960,000	4,096,961
5.25% Sr. Unsec. Nts., 8/10/20[1]	2,385,000	2,529,044
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	8,205,000	9,251,137
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	2,680,000	2,706,800
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[1]	4,625,000	4,549,844
Gazprom OAO Via Gaz Capital SA:
3.85% Sr. Unsec. Nts., 2/6/20[1]	2,940,000	2,770,950
4.95% Sr. Unsec. Nts., 7/19/22[1]	8,130,000	7,662,525
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	4,670,000	4,856,800
Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	7,515,000	7,834,387
9.75% Sr. Unsec. Nts., 7/15/20[1]	1,895,000	2,046,600
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]	4,515,000	4,932,637
KazMunayGas National Co. JSC:
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,120,000	1,268,400
9.125% Sr. Unsec. Nts., 7/2/18[1]	3,280,000	3,948,300
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	4,570,000	4,712,812
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22[1]	1,770,000	1,794,337
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	2,230,000	2,391,675
Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]	4,430,000	4,452,150
Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	8,395,000	9,066,600
8.625% Sr. Unsec. Nts., 4/15/20	4,180,000	4,561,425
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	18,010,000	19,045,575
7.00% Sr. Unsec. Nts., 3/31/24[1]	3,100,000	3,286,000
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.625% Sr. Unsec. Nts., 5/1/21	2,550,000	2,703,000
7.625% Sr. Unsec. Nts., 5/1/21[1]	2,155,000	2,284,300

33    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21		$4,365,000	$4,583,250
Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[1]		2,225,000	2,352,938
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		3,990,000	4,179,525
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[1]		5,285,000	4,697,044
7.75% Sr. Unsec. Nts., 2/21/17[1]	RUB	28,850,000	779,400
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		3,960,000	4,316,400
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[1]		765,000	797,513
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]		4,999,000	5,095,356
5.45% Sr. Unsec. Nts., 10/14/21[1]		4,043,000	4,371,643
Pacific Rubiales Energy Corp.:
5.125% Sr. Unsec. Nts., 3/28/23[1]		4,475,000	4,374,313
5.375% Sr. Unsec. Nts., 1/26/19[1]		4,205,000	4,373,200
Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[1]		4,670,000	4,938,525
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Nts., 6/15/35		2,545,000	2,837,675
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20		1,415,000	1,581,263
Pertamina Persero PT, 4.875% Sr. Unsec. Nts., 5/3/22[1]		4,395,000	4,235,681
Petroleos de Venezuela SA:
6.00% Sr. Unsec. Nts., 11/15/26[1]		9,265,000	5,072,588
9.00% Sr. Unsec. Nts., 11/17/21		4,010,000	3,007,500
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22		589,500	582,544
2.00% Sec. Nts., 12/20/22		2,929,500	2,901,128
3.50% Sr. Unsec. Nts., 1/30/23		3,455,000	3,259,793
6.375% Sr. Unsec. Nts., 1/23/45[1]		4,370,000	4,725,063
8.00% Sr. Unsec. Nts., 5/3/19		9,560,000	11,711,000
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]		1,193,542	1,287,533
9.75% Sr. Unsec. Nts., 8/14/19[1]		1,690,000	2,120,950
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]		4,340,000	5,691,190
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]		4,915,000	4,841,275
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21		4,820,000	4,952,550
Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[1]		12,555,000	13,747,725
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[1]		4,570,000	4,901,325
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23		3,740,000	3,983,100
7.50% Sr. Unsec. Nts., 3/15/21		7,513,000	8,057,693
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Nts., 9/25/22[1]		5,372,337	5,191,020
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[1]		2,985,000	2,753,663
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		4,005,000	4,295,363
Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[1]		1,046,394	1,063,597
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20		4,680,000	4,914,000

34    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		$3,933,000	$4,011,660

			352,169,747

Financials—7.9%
Capital Markets—1.1%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]		4,300,000	4,579,500
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]		5,300,000	5,790,250
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]		6,455,000	6,939,125
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	4,990,000	7,584,263
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[1]		2,110,000	2,170,662
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		1,450,000	1,464,500
7.875% Sr. Unsec. Nts., 10/1/20		5,395,000	5,475,925
10.875% Sr. Unsec. Nts., 4/1/15		4,655,000	4,689,912
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[1]		4,040,000	4,322,800
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		3,900,000	4,290,000
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	70,100,000	4,748,979
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17		6,840,000	7,541,100
Tomkins LLC/Tomkins, Inc., 9% Sec. Nts., 10/1/18		4,678,000	5,046,392
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		10,650,000	11,722,988
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[1]		7,325,000	7,343,313

			83,709,709

Commercial Banks—3.5%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	5,515,000	2,226,156
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	3,575,000	1,441,659
Banco BMG SA, 9.95% Sub. Nts., 11/5/19[1]		4,565,000	4,701,950
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		4,590,000	4,771,929
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[1,2,13]		4,235,000	4,584,387
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[1]		6,210,000	6,380,775
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	6,110,000	2,514,417
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95% Jr. Sub. Nts., 1/30/24[1,2]		2,765,000	2,861,775
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		6,435,000	6,306,300
Barclays Bank plc, 6% Jr. Sub. Perpetual Bonds[2,13]	GBP	11,500,000	18,683,601
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[1]		3,875,000	3,937,969
BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,13]	GBP	9,645,000	16,869,993
BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[2,13]	EUR	3,005,000	4,178,546
5.70% Sub. Nts., 10/22/23[1]		4,130,000	4,301,354
9.00% Jr. Sub. Perpetual Bonds[2,13]	EUR	5,365,000	7,846,960
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[1]		4,800,000	4,878,000
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		1,780,000	1,869,000

35    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
CIT Group, Inc.: (Continued)
5.00% Sr. Unsec. Nts., 8/15/22		$6,035,000	$6,287,740
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		15,955,000	18,328,306
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		4,380,000	4,445,700
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		4,245,000	4,181,325
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,13]		10,290,000	10,737,615
8.375% Jr. Sub. Perpetual Bonds[1,2,13]		6,970,000	7,945,800
Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[2,13]	GBP	6,805,000	11,794,216
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		1,740,000	1,658,864
Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[1]		5,190,000	5,021,325
5.25% Sr. Unsec. Nts., 2/1/17[1]		1,355,000	1,436,300
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,13]	GBP	3,285,000	5,809,290
Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[1]		3,330,000	3,527,735
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		3,090,000	3,113,175
ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[1]		4,605,000	4,797,756
Intesa Sanpaolo SpA, 2.375% Sr. Unsec. Nts., 1/13/17		9,170,000	9,208,312
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[1]		2,110,000	2,152,200
LBG Capital No.1 plc, 6.439% Sub. Nts., 5/23/20	EUR	5,735,000	8,345,892
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,13]	GBP	500,000	875,825
RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[2,13]		10,038,000	9,937,620
Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		8,685,000	8,925,670
Santander UK plc, 5% Sub. Nts., 11/7/23[1]		4,780,000	4,927,678
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,13]	GBP	1,645,000	2,765,773
Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		4,490,000	4,491,482
Societe Generale SA:
5.00% Sub. Nts., 1/17/24[1]		5,635,000	5,626,993
5.922% Jr. Sub. Perpetual Bonds[1,2,13]		9,170,000	9,800,859
Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		4,480,000	4,594,433

			259,092,655

Consumer Finance—0.5%
Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		5,035,000	5,595,144
Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20		3,550,000	4,233,375
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		27,100,000	1,659,875
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		5,835,000	5,776,650
Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]		4,725,000	5,108,906
SLM Corp., 7.25% Sr. Unsec. Nts., 1/25/22		3,870,000	4,281,188
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		5,705,000	5,904,675
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		5,145,000	5,659,500

			38,219,313

36    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Diversified Financial Services—1.6%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,13]	EUR	13,640,000	$19,122,058
AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[1]	EUR	1,420,000	2,088,311
AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[1]	EUR	1,860,000	2,750,127
Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[13]	EUR	5,760,000	8,654,199
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		8,185,000	7,693,900
5.75% Sub. Nts., 9/28/22[1]		3,955,000	3,712,756
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,15]	MXN	17,961,653	244,609
Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,12]		4,735,000	4,885,928
Chinos Intermediate Holdings A, Inc., 7.75% Sr. Unsec. Nts., 5/1/19[1,12]		6,755,000	6,991,425
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		1,785,000	1,840,781
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		11,150,000	11,612,168
First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[1,12]		3,545,000	3,350,025
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	3,935,000	6,074,967
ING Verzekeringen NV, 6.375% Sub. Nts., 5/7/27[2]	EUR	7,935,000	11,975,352
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		5,865,000	6,187,575
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		4,480,000	4,569,600
JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[15]	MXN	5,266,546	555,587
6.47% Sec. Nts., 8/26/35[3,15]	MXN	20,232,960	149,975
Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		4,445,000	4,689,475
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		2,520,000	2,822,400
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		1,920,000	1,936,800
SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	930,000	1,390,118
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,12]		5,950,000	6,098,750

			119,396,886

Insurance—0.5%
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,13]	GBP	5,600,000	9,541,433
6.125% Jr. Sub. Perpetual Bonds[2,13]	GBP	5,145,000	8,963,473
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		4,555,000	4,885,238
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		2,960,000	3,182,000
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,13]		11,248,000	12,091,600

			38,663,744

Real Estate Investment Trusts (REITs)—0.2%
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,465,000
Felcor Lodging LP, 6.75% Sr. Sec. Nts., 6/1/19		2,960,000	3,193,100
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		4,030,000	4,150,900
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		1,760,000	1,760,000

			11,569,000

Real Estate Management & Development—0.4%
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[1]		4,985,000	4,660,975
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		6,630,000	6,132,750

37    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Real Estate Management & Development (Continued)
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		$4,235,000	$4,891,425
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		4,400,000	4,917,000
9.00% Sr. Sec. Nts., 1/15/20[1]		2,890,000	3,316,275
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	3,210,000	4,836,710

			28,755,135

Thrifts & Mortgage Finance—0.1%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		3,520,000	3,564,000

Health Care—1.9%
Biotechnology—0.1%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		4,715,000	5,068,625

Health Care Equipment & Supplies—0.4%
Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20		3,350,000	3,534,250
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20		7,640,000	8,266,480
ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[1]	EUR	3,755,000	5,776,049
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		3,605,000	3,938,462
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		665,000	706,563
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		4,560,000	5,266,800

			27,488,604

Health Care Providers & Services—1.1%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[1]		1,560,000	1,636,050
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20		3,340,000	3,628,075
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22		3,205,000	3,429,350
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		9,370,000	10,014,187
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[1]		2,980,000	3,225,850
5.875% Sr. Unsec. Nts., 1/31/22[1]		1,490,000	1,590,575
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18		4,645,000	4,929,506
HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,743,950
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19		7,265,000	7,791,713
Kindred Healthcare, Inc.:
6.375% Sr. Unsec. Nts., 4/15/22[1,11]		4,220,000	4,251,650
8.25% Sr. Unsec. Nts., 6/1/19		6,420,000	6,897,488
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[1]		9,710,000	10,098,400
MultiPlan, Inc., 9.875% Sr. Unsec. Nts., 9/1/18[1]		4,240,000	4,621,600
Select Medical Corp.:
6.375% Sr. Unsec. Nts., 6/1/21		3,715,000	3,789,300
6.375% Sr. Unsec. Nts., 6/1/21[1]		2,110,000	2,152,200
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[1]		3,360,000	3,601,500

			81,401,394

Pharmaceuticals—0.3%
Forest Laboratories, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]		5,695,000	6,036,700

38    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Pharmaceuticals (Continued)
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]	$3,890,000	$4,021,288
Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[1]	9,630,000	10,304,100
Valeant Pharmaceuticals International, 6.375% Sr. Unsec. Nts., 10/15/20[1]	2,945,000	3,195,325

		23,557,413

Industrials—4.6%
Aerospace & Defense—1.0%
B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	3,881,000	4,278,802
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	14,700,000	14,920,500
Erickson Air-Crane, Inc., 8.25% Sec. Nts., 5/1/20[1]	9,804,000	10,343,220
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	11,045,000	12,025,244
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	5,965,000	6,613,694
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	3,883,000	4,115,980
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	6,920,000	7,759,050
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[1]	4,650,000	4,684,875
TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18	3,710,000	3,997,525
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	3,670,000	3,899,375

		72,638,265

Air Freight & Couriers—0.3%
CEVA Group PLC, 7% Sr. Sec. Nts., 3/1/21[1]	9,235,000	9,442,787
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	10,301,500

		19,744,287

Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	3,580,000	3,861,925
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	10,155,000	9,850,350
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	4,325,678	5,028,601

		18,740,876

Building Products—0.2%
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	8,615,000	9,670,338
Ply Gem Industries, Inc., 6.50% Sr. Unsec. Nts., 2/1/22[1]	5,135,000	5,205,606

		14,875,944

Commercial Services & Supplies—0.5%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	9,880,000	9,287,200
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[1]	9,720,000	10,327,500
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	9,355,000	9,588,875
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	4,075,000	4,686,250
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]	4,205,000	4,268,075

		38,157,900

Construction & Engineering—0.4%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[1]	3,715,000	3,705,713

39    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Construction & Engineering (Continued)
IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24[1]		$13,003,329	$15,246,403
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[1]		5,970,000	6,014,775
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	3,985,000	1,475,275

			26,442,166

Electrical Equipment—0.1%
General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[1]		2,230,000	2,274,600
Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18[1]	EUR	3,820,500	5,757,010

			8,031,610

Industrial Conglomerates—0.0%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]		1,430,000	1,469,325

Machinery—0.8%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		4,110,000	4,305,225
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]		4,580,000	4,620,075
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		5,415,000	6,010,650
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20		8,265,000	9,318,787
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		9,335,000	9,405,012
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		4,625,000	4,734,844
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		8,130,000	8,739,750
Victor Technologies Group, Inc., 9% Sr. Sec. Nts., 12/15/17		6,358,000	6,819,273
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		5,745,000	6,161,513

			60,115,129

Marine—0.2%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]		8,820,000	9,238,950
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		4,220,000	4,325,500

			13,564,450

Professional Services—0.1%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		8,420,000	8,630,500

Road & Rail—0.3%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		3,085,000	3,378,075
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]		5,360,000	5,654,800
REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	1,915,000	2,704,186
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]		18,908,000	13,519,220

			25,256,281

Trading Companies & Distributors—0.4%
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20		5,350,000	5,617,500
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20		11,120,000	12,190,300
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17		5,313,000	6,256,058
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		4,740,000	4,894,050

			28,957,908

40    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Transportation Infrastructure—0.0%
Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]		$2,050,000	$2,134,614

Information Technology—1.7%
Communications Equipment—0.2%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		4,855,000	5,158,437
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		6,515,000	6,498,713
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		4,298,000	4,631,095

			16,288,245

Electronic Equipment, Instruments, & Components—0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		3,575,000	3,825,250
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		2,240,000	2,279,200

			6,104,450

Internet Software & Services—0.3%
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	5,135,000	7,693,228
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		11,145,000	11,646,525
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20		2,335,000	2,399,212
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		4,470,000	4,397,363

			26,136,328

IT Services—0.5%
First Data Corp.:
6.75% Sr. Sec. Nts., 11/1/20[1]		7,710,000	8,326,800
8.25% Sec. Nts., 1/15/21[1]		8,835,000	9,630,150
10.625% Sr. Unsec. Nts., 6/15/21		2,410,000	2,723,300
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		4,745,000	4,833,969
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18		14,135,000	10,495,237

			36,009,456

Semiconductors & Semiconductor Equipment—0.3%
Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]		7,985,000	8,494,044
8.05% Sr. Unsec. Nts., 2/1/20		1,750,000	1,931,562
10.75% Sr. Unsec. Nts., 8/1/20		5,779,000	6,732,535
Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[1]		1,770,000	1,858,500

			19,016,641

Software—0.2%
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[1]		5,895,000	6,204,488
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		7,180,000	7,592,850

			13,797,338

Technology Hardware, Storage & Peripherals—0.1%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		5,815,000	5,931,300

Materials—3.8%
Chemicals—0.6%
ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		3,460,000	3,780,050
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]		6,985,000	6,827,837
5.75% Sr. Unsec. Nts., 4/15/21[1]		5,600,000	5,621,000

41    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Chemicals (Continued)
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20		$3,715,000	$3,863,600
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18		2,310,000	2,413,950
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		4,605,000	4,794,956
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]		4,480,000	4,491,200
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20		2,920,000	3,179,150
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20		2,895,000	2,916,713
PQ Corp., 8.75% Sec. Nts., 5/1/18[1]		3,870,000	4,237,650
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19		4,560,000	4,907,700

			47,033,806

Construction Materials—0.9%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[1]		5,765,000	6,269,437
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[1]		280,000	299,600
Cemex Espana Luxembourg:
9.25% Sr. Sec. Nts., 5/12/20[1,11]		11,285,000	12,441,713
9.875% Sr. Sec. Nts., 4/30/19[1]		10,315,000	12,016,975
Cemex Finance LLC:
6.00% Sr. Sec. Nts., 4/1/24[1]		11,245,000	11,301,225
9.375% Sr. Sec. Nts., 10/12/22[1]		9,210,000	10,856,287
HeidelbergCement Finance Luxembourg SA:
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,855,000	3,172,065
8.00% Sr. Unsec. Nts., 1/31/17	EUR	2,215,000	3,567,655
Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,610,000	2,447,058

			62,372,015

Containers & Packaging—0.8%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.75% Sr. Unsec. Nts., 1/31/21[1]		4,965,000	5,200,838
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7%, 11/15/20[1]		1,714,412	1,812,990
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		5,455,000	5,864,125
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		2,160,000	2,305,800
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		4,015,000	3,854,400
Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		4,270,000	4,547,550
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		5,295,000	5,692,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		5,510,000	5,799,275
9.00% Sr. Unsec. Nts., 4/15/19		4,740,000	5,095,500
Sealed Air Corp.:
5.25% Sr. Nts., 4/1/23[1]		3,385,000	3,435,775
6.50% Sr. Unsec. Nts., 12/1/20[1]		4,785,000	5,299,388
Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[1]		3,525,000	3,754,125
7.75% Sr. Sec. Nts., 11/15/19[1]	EUR	4,150,000	6,166,337

			58,828,228

42    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Metals & Mining—1.5%
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		$8,520,000	$8,850,150
7.875% Sr. Unsec. Nts., 11/1/20		8,850,000	9,159,750
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[1]		6,225,000	6,629,625
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[1]		2,700,000	2,835,000
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[1]		2,290,000	1,935,050
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[1]		5,705,000	5,562,375
FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18-4/1/22[1]		8,400,000	8,944,375
8.25% Sr. Unsec. Nts., 11/1/19[1]		2,780,000	3,068,425
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[1]		3,890,000	4,006,700
Gestamp Funding Luxembourg SA, 5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	5,550,000	8,181,174
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		5,050,000	5,182,562
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		3,065,000	2,896,425
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[1]		4,170,000	4,107,450
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[1]		6,550,000	6,468,125
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		4,470,000	5,017,575
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[1]		2,835,000	2,657,813
Samarco Mineracao SA:
4.125% Sr. Unsec. Nts., 11/1/22[1]		1,000,000	922,500
5.75% Sr. Unsec. Nts., 10/24/23[1]		3,595,000	3,626,456
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[1]		2,570,000	2,518,600
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		5,175,000	4,773,938
Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[1]		5,015,000	5,121,569
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		2,850,000	3,070,875
Xstrata Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[1]		4,422,000	4,474,538

			110,011,050

Telecommunication Services—3.4%
Diversified Telecommunication Services—2.7%
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		18,555,000	19,482,750
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		1,835,000	1,802,887
Deutsche Telekom International Finance BV, 4.875% Sr. Unsec. Nts., 3/6/42[1]		4,480,000	4,523,595
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		6,385,000	6,863,875
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24		5,730,000	6,016,500
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[1]		2,605,000	2,562,669
7.25% Sr. Unsec. Nts., 10/15/20		3,905,000	4,251,569
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[1]		8,845,000	9,342,531
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,155,000	12,371,243
Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,13]	EUR	6,800,000	9,794,265

43    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19		$4,005,000	$4,420,519
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20		13,700,000	14,676,125
Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[1]		7,665,000	7,415,887
9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	8,440,000	3,375,628
Portugal Telecom International Finance BV:
4.625% Sr. Unsec. Nts., 5/8/20	EUR	5,685,000	8,289,051
5.00% Sr. Unsec. Nts., 11/4/19	EUR	1,865,000	2,795,620
5.625% Sr. Unsec. Nts., 2/8/16	EUR	3,005,000	4,455,828
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		14,783,000	15,891,725
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[1]		1,825,000	1,738,875
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36		5,400,000	6,575,877
Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[2,13]	EUR	11,360,000	16,737,665
Telekom Austria AG, 5.625% Sub. Perpetual Bonds[2,13]	EUR	4,315,000	6,322,652
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[1]		7,280,000	7,243,600
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[1]		9,355,000	9,916,300
Windstream Corp., 7.75% Sr. Unsec. Nts., 10/15/20		10,985,000	11,836,337

			198,703,573

Wireless Telecommunication Services—0.7%
America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36	MXN	42,300,000	3,089,198
Digicel Group Ltd.:
7.125% Sr. Unsec. Nts., 4/1/22[1,11]		1,980,000	2,007,225
8.25% Sr. Unsec. Nts., 9/30/20[1]		4,475,000	4,799,437
ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[1]		4,510,000	4,558,627
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]		1,450,000	1,540,625
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		3,745,000	3,482,850
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20		3,880,000	4,083,700
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[1]		2,175,000	2,251,125
Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[1]		5,115,000	5,594,531
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125% Sr. Unsec. Nts., 4/30/18[1]		5,525,000	6,105,125
VimpelCom Holdings BV:
7.504% Sr. Unsec. Nts., 3/1/22[1]		7,775,000	7,958,490
9.00% Sr. Unsec. Nts., 2/13/18[1]	RUB	60,400,000	1,657,803
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	40,700,000	1,157,717

			48,286,453

Utilities—2.7%
Electric Utilities—1.5%
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		4,045,000	4,182,530
6.00% Sr. Unsec. Nts., 2/2/18[1]		6,950,000	7,558,125
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,13]		5,990,000	6,013,960
5.625% Jr. Sub. Perpetual Bonds[1,2,13]		3,050,000	3,075,559

44    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Electric Utilities (Continued)
Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[1]		$2,815,000	$3,363,925
8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	2,023,870,000	1,077,651
Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	6,525,000	9,183,234
Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		7,620,000	8,004,124
Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,13]	EUR	6,125,000	8,986,583
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[1]		6,605,000	7,219,265
7.25% Sr. Sec. Nts., 1/15/19[1]		30,145,000	33,800,081
9.375% Sr. Sec. Nts., 1/28/20[1]		1,385,000	1,708,744
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	10,023,452
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		4,225,000	4,288,375

			108,485,608

Gas Utilities—0.2%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		3,745,000	4,025,875
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		3,466,000	3,647,965
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	2,875,000	4,293,240
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		2,330,000	2,198,938
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[1]		2,050,000	2,142,250

			16,308,268

Independent Power and Renewable Electricity Producers—0.8%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,288,025
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		4,230,000	4,483,800
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[1]		3,398,000	3,729,305
7.875% Sr. Sec. Nts., 1/15/23[1]		3,167,000	3,562,875
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[1]		7,330,000	8,088,508
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		4,550,000	4,629,625
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[1]		1,485,000	1,466,437
Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	2,890,000	4,351,281
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[1]	GBP	2,790,000	5,081,598
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		4,822,757	5,368,332
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[1]		4,960,000	5,121,200
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	5,431,425
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]		1,355,000	1,709,062

			57,311,473

Multi-Utilities—0.2%
National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	3,170,000	4,444,379

45    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Multi-Utilities (Continued)
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	8,455,000	$11,994,152

			16,438,531

Total Corporate Bonds and Notes (Cost $2,773,566,240)			2,807,352,242

		Shares
Preferred Stock—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg., 7%[1] (Cost $7,993,640)		8,493	8,430,895

Common Stocks—0.1%
American Media Operations, Inc.[14,16]		801,816	8,018
Arco Capital Corp. Ltd.[3,14]		2,494,716	—
Nortek, Inc.[14]		86,282	7,093,243
Premier Holdings Ltd.[14]		1,088,661	—
Revel Entertainment, Inc.[14]		62,473	—
Wallace Theater Holdings, Inc.[3,14]		6,170	47,694

Total Common Stocks (Cost $35,684,314)			7,148,955

		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, 3/19/17[14] (Cost $24,912,707)		88,579	—

		Principal Amount
Structured Securities—0.8%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	196,587,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	335,100,000	—
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	1,803,555	129,649
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	3,155,364	226,825
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	47,575,229	3,419,965
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	3,467,217	249,242
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	2,518,999	181,079
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	1,608,758	115,646
Cl. 2G, 7.208%, 5/22/15[2,3]	MXN	296,268	21,297
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,8]		4,134,702	2,837,515
3.138%, 4/30/25[1,8]		4,065,595	2,790,089
3.191%, 4/30/25[1,8]		5,061,996	3,473,887
3.241%, 4/30/25[1,8]		5,777,500	3,964,915
3.269%, 4/30/25[1,8]		4,615,546	3,167,503
3.346%, 4/30/25[1,8]		4,338,416	2,977,317
19.511%, 12/31/17[3,15]	BRL	36,050,000	23,654,138
3.905%, 4/30/25[1,8]		5,268,247	3,615,430
4.005%, 4/30/251, [8]		4,548,288	3,121,345
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	COP	4,753,000,000	3,027,719
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,8]		115,443	—

46    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Structured Securities (Continued)
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	147,532,334	$2,109,808

Total Structured Securities (Cost $76,309,797)			59,083,369

Short-Term Notes—4.8%
Bank Negara Malaysia Monetary Unsec. Nts.:
2.857%, 5/22/14[8]	MYR	13,180,000	4,020,119
2.915%, 6/17/14[8]	MYR	14,060,000	4,278,899
2.927%, 8/5/14[8]	MYR	14,060,000	4,262,059
2.936%, 7/10/14[8]	MYR	9,555,000	2,902,508
Hungary Treasury Bills:
2.97%, 11/26/14[8]	HUF	7,520,000,000	33,134,339
3.50%, 4/30/14[8]	HUF	8,032,000,000	35,980,637
Korea Monetary Stabilization Bonds:
2.631%, 12/9/14	KRW	13,664,000,000	12,845,649
2.667%, 11/9/14	KRW	8,366,000,000	7,864,731
United Mexican States Treasury Bills:
3.50%, 4/3/14[8]	MXN	759,300,000	58,142,530
3.54%, 4/30/14[8]	MXN	99,400,000	7,592,788
3.56%, 5/29/14[8]	MXN	759,300,000	57,846,499
United States Treasury Bills, 0.023%, 5/15/14[8]		60,935,000	60,933,720
United States Treasury Bills, 0.041%, 6/5/14[8]		58,675,000	58,673,416

Total Short-Term Notes (Cost $346,768,765)			348,477,894

Counterparty			Exercise Price	Expiration Date	Contracts
Exchange-Traded Option Purchased—0.0%
United States Treasury Nts., 5 yr. Futures Call[14] (Cost $3,679,583)		USD	120.750	4/25/14	USD	16,025	250,391

Over-the-Counter Options Purchased—0.1%
BRL
Currency
Put[14]	CITNA-B	BRL	2.510	4/15/14	BRL	35,110,000	105
CNH
Currency
Put[14]	JPM	CNH	6.153	1/12/16	CNH	172,000,000	663,404
CNH
Currency
Call[14]	JPM	CNH	6.147	10/16/14	CNH	26,050,000	5,549
EUR
Currency
Put[14]	GSG	HUF	305.000	4/29/14	EUR	22,570,000	142,748
EUR
Currency
Put[14]	BOA	USD	1 .302	5/23/14	EUR	4,270,000	1,610
EUR
Currency
Put[14]	GSG	HUF	305.000	4/29/14	EUR	10,165,000	64,290

47     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Counterparty			Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
INR Currency Call[14]	JPM	INR	59.900	6/10/14	INR	1,678,000,000	$323,854
JPY Currency Put[14]	GSG	JPY	108.000	5/22/15	JPY	2,285,000,000	459,285
RUB Currency Call[14]	JPM	RUB	35.000	6/26/14	RUB	2,193,200,000	686,472
TRY Currency Call[14]	GSG	TRY	2.170	6/27/14	TRY	90,610,000	1,228,762
TRY Currency Put[14]	MOS-A	TRY	2.340	4/25/14	TRY	32,855,000	2,365

Total Over-the-Counter Options Purchased (Cost $3,369,655)							3,578,444

Counterparty		Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 12/20/18 Call[14] (Cost $502,459)	JPM	Buy	iTraxx Europe Series 20 Version1	1.000%	4/16/14	EUR	227,255	51,595

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/18/48 Call[14]	JPM	Receive	Three-Month USD BBA LIBOR	4.380%	1/16/18	USD	19,135	1,328,109
Interest Rate Swap maturing 1/4/16 Call[14]	JPM	Pay	BZDI	12.750	1/2/15	BRL	473,120	1,276,650
Interest Rate Swap maturing 5/14/44 Call[14]	JPM	Receive	Six-Month EUR EURIBOR	2.730	5/12/14	EUR	45,545	37,546
Interest Rate Swap maturing 5/2/19 Call[14]	UBS	Receive	Three-Month USD BBA LIBOR	2.010	4/30/14	USD	56,005	88,426

48    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 5/30/33 Call[14]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990%	5/30/23	GBP	4,350	$370,537
Interest Rate Swap maturing 5/8/24 Call[14]	BOA	Receive	Three-Month USD BBA LIBOR	2.874	5/6/14	USD	90,990	734,500
Interest Rate Swap maturing 5/8/24 Call[14]	BOA	Receive	Three-Month USD BBA LIBOR	3.030	5/6/14	USD	113,870	341,526
Interest Rate Swap maturing 6/24/19 Call[14]	JPM	Receive	Three-Month USD BBA LIBOR	2.150	6/20/14	USD	76,730	280,085
Interest Rate Swap maturing 6/27/19 Call[14]	BOA	Receive	Three-Month USD BBA LIBOR	2.183	6/25/14	USD	115,240	407,057
Interest Rate Swap maturing 8/4/46 Call[14]	BOA	Receive	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	4,710	115,344

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $7,538,753)								4,979,780

	Shares
Investment Companies—12.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[16,17]	207,936,850	207,936,850
Oppenheimer Master Event-Linked Bond Fund, LLC[16]	11,691,251	164,255,418
Oppenheimer Master Loan Fund, LLC[16]	25,957,684	372,625,206
Oppenheimer Ultra-Short Duration Fund, Cl. Y16	14,540,726	145,698,073

Total Investment Companies (Cost $908,146,705)		890,515,547
Total Investments, at Value (Cost $7,529,731,494)	102.6%	7,522,802,666
Liabilities in Excess of Other Assets	(2.6)	(191,156,795)

Net Assets	100 .0%	$7,331,645,871

Footnotes to Consolidated Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,066,460,131 or 28.19% of the Fund’s net assets as of March 31, 2014.
2.	Represents the current interest rate for a variable or increasing rate security.

49     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

3.	Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $156,380,201, which represents 2.13% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Arco Capital Corp. Ltd.	6/28/13	$—	$—	$—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Nts., 5/15/17	11/15/10-12/17/13	8,137,272	8,353,920	216,648
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18	4/11/13-4/12/13	3,842,841	3,875,730	32,889
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	115,245	27,225	(88,020)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.358%, 12/31/17	9/19/07	16,990,276	23,654,138	6,663,862
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	173,895	129,649	(44,246)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	296,827	226,825	(70,002)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	4,615,780	3,419,965	(1,195,815)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	336,091	249,242	(86,849)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	244,585	181,079	(63,506)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	158,390	115,646	(42,744)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 8/22/08	8/22/08	27,913	21,297	(6,616)
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.377%, 7/22/36	9/23/13	687,826	733,314	45,488
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Cl. B3OC, 6.99%, 10/15/30	6/27/01	11,378,300	15,652,422	4,274,122
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17	3/10/11-2/15/12	6,175,398	6,513,125	337,727

50    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
ICE EM CLO, Series 2007-1A, Cl. B, 2.029%, 8/15/22	11/6/07	$19,140,304	$18,270,000	$(870,304)
ICE EM CLO, Series 2007-1A, Cl. C, 3.329%, 8/15/22	6/8/07	17,780,000	14,401,800	(3,378,200)
ICE EM CLO, Series 2007-1A, Cl. D, 5.329%, 8/15/22	6/8/07	17,780,000	16,002,000	(1,778,000)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,663	149,975	(1,692,688)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-3/15/13	5,435,122	5,654,800	219,678
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	2,230,000	2,391,675	161,675
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	131,209	116,579	(14,630)
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.057%, 11/26/36	10/24/12-1/1/14	6,681,186	8,493,294	1,812,108
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	4,811,624	321,787	(4,489,837)
Premier Cruises Ltd., 11% Sr. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19	2/2/12-1/7/13	7,242,309	7,759,050	516,741
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18	4/25/13-4/26/13	5,962,003	6,098,750	136,747
Wallace Theater Holdings, Inc.	3/28/13	62	47,694	47,632
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10-1/24/11	18,677,324	13,519,220	(5,158,104)

		$175,212,271	$156,380,200	$(18,832,069)

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $20,443,166 or 0.28% of the Fund’s net assets as of March 31, 2014.
5.	Interest rate is less than 0.0005%.
6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
7.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

51    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

8.	Zero coupon bond reflects effective yield on the date of purchase.
9.	All or portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $10,509,317. See Note 6 of the accompanying Notes.
10.	All or portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $18,157,324. See Note 6 of the accompanying Notes.
11.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See Note 1 of the accompanying Notes.
12.	Interest or dividend is paid-in-kind, when applicable.
13.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
14.	Non-income producing security.
15.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
16.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
American Media Operations, Inc. (formerly American Media, Inc.)	801,816	—	—	801,816
Oppenheimer Institutional Money Market Fund, Cl. E	266,114,233	1,918,414,021	1,976,591,404	207,936,850
Oppenheimer Master Event-Linked Bond Fund, LLC	12,936,682	—	1,245,431	11,691,251
Oppenheimer Master Loan Fund, LLC	715,002	28,299,770	3,057,088	25,957,684
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)	12,402,682	2,138,044	—	14,540,726

	Value	Income		Realized Gain
American Media Operations, Inc. (formerly American Media, Inc.)	$8,018	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	207,936,850	64,892		—
Oppenheimer Master Event-Linked Bond Fund, LLC	164,255,418	20,819,407	[a]	573,953	[a]
Oppenheimer Master Loan Fund, LLC	372,625,206	12,599,642	[b]	584,251	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)	145,698,073	221,114		—

	$890,523,565	$33,705,055		$1,158,204

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
17.	Rate shown is the 7-day yield as of March 31, 2014.

52    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,588,776,852	61.0%
Brazil	383,342,732	5.1
Mexico	310,823,138	4.1
United Kingdom	142,907,860	1.9
Hungary	117,668,248	1.6
Turkey	116,181,791	1.5
Russia	114,253,867	1.5
Indonesia	106,389,759	1.4
Portugal	105,967,160	1.4
Germany	105,401,043	1.4
India	99,192,815	1.3
South Africa	98,540,932	1.3
Netherlands	96,590,620	1.3
France	84,702,077	1.1
Peru	79,414,296	1.1
Colombia	74,759,753	1.0
Canada	58,731,333	0.8
Italy	56,244,080	0.8
Greece	53,988,821	0.7
Luxembourg	52,257,493	0.7
Spain	49,613,098	0.7
Supranational	48,673,800	0.6
Israel	48,188,415	0.6
Poland	46,955,954	0.6
Chile	33,554,170	0.4
United Arab Emirates	31,573,140	0.4
Ireland	29,392,999	0.4
Philippines	28,265,988	0.4
Switzerland	23,814,587	0.3
Australia	21,479,799	0.3
Malaysia	21,154,775	0.3
Romania	21,096,558	0.3
South Korea	20,710,381	0.3
China	19,307,208	0.3
Norway	18,438,628	0.2
Ivory Coast	15,431,850	0.2
Lithuania	15,175,140	0.2
Venezuela	15,082,187	0.2
Sri Lanka	14,048,969	0.2
Kazakhstan	13,759,422	0.2
Serbia	12,516,051	0.2
Denmark	11,794,216	0.2
Croatia	11,376,671	0.2
Panama	10,693,025	0.1
Uruguay	10,086,550	0.1
Ukraine	9,644,250	0.1
Slovenia	9,478,792	0.1
Jamaica	6,806,662	0.1
Angola	6,788,037	0.1
Dominican Republic	6,385,750	0.1
Austria	6,322,652	0.1
Jersey, Channel Islands	5,897,677	0.1
Morocco	5,606,250	0.1

53     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Sweden	$4,491,482	0.1%
Tanzania	4,457,113	0.1
Latvia	4,375,800	0.1
Trinidad	3,408,483	0.0
Gabon	3,330,937	0.0
Nigeria	2,501,000	0.0
Belgium	2,391,675	0.0
Barbados	1,840,781	0.0
Japan	459,285	0.0
Eurozone	297,789	0.0

Total	$7,522,802,666	100.0%

Forward Currency Exchange Contracts as of March 31, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	04/2014 - 05/2014	EUR	50,810	USD	69,604	$393,501	$5,324
BAC	09/2014	THB	895,000	USD	27,572	—	193,901
BAC	05/2014	TRY	31,160	USD	14,134	279,477	—
BAC	01/2015	USD	40,145	BRL	102,715	—	1,832,008
BAC	04/2014 - 05/2014	USD	54,047	EUR	39,145	134,990	10,726
BAC	05/2014	USD	14,236	INR	891,500	—	522,450
BAC	04/2014	USD	21,891	KRW	23,583,000	—	241,168
BAC	04/2014	USD	1,287	MXN	17,000	—	14,206
BAC	04/2014	USD	39,739	PLN	122,690	—	796,662
BAC	05/2014	USD	7,471	RUB	271,860	—	172,568
BAC	05/2014	USD	25,687	TRY	58,400	—	1,326,990
BAC	05/2014	USD	1,371	ZAR	15,260	—	71,188
BAC	05/2014	ZAR	625,320	USD	57,443	1,652,160	—
BNP	05/2014 - 05/2014	CAD	40,565	USD	36,960	—	298,616
BNP	05/2014	DKK	12,615	USD	2,313	16,062	—
BNP	04/2014	EUR	6,365	USD	8,768	926	—
BNP	05/2014	GBP	25,445	USD	42,519	—	116,622
BNP	05/2014	MXN	176,765	USD	13,339	138,709	—
BNP	05/2014	NOK	10,580	USD	1,709	53,446	—
BNP	04/2014	PLN	122,690	USD	39,877	658,421	—
BNP	04/2014	RON	35,800	USD	10,809	242,130	—
BNP	05/2014	TRY	30,740	USD	13,662	557,923	—
BNP	05/2014 - 09/2014	USD	36,486	CAD	39,785	642,394	—
BNP	05/2014	USD	2,298	DKK	12,615	—	31,072
BNP	04/2014 - 07/2014	USD	202,109	EUR	148,500	66,577	2,531,683
BNP	04/2014 - 05/2014	USD	149,523	GBP	90,850	—	1,923,763
BNP	05/2014 - 06/2014	USD	26,518	MXN	352,200	7,876	309,786
BNP	05/2014	USD	1,719	NOK	10,580	—	43,653
BNP	04/2014	USD	6,975	RON	22,980	—	118,464
BNP	05/2014 - 06/2014	USD	21,959	TRY	48,370	207,155	493,201
BNP	05/2014	USD	38,205	ZAR	414,580	—	974,473
BOA	04/2014	BRL	274,570	USD	116,594	4,414,942	—
BOA	04/2014	COP	34,816,000	USD	17,399	230,773	—
BOA	04/2014	INR	2,705,500	USD	44,995	263,309	—
BOA	05/2014	JPY	5,481,000	USD	53,767	—	647,613
BOA	04/2014 - 04/2014	KRW	55,983,000	USD	52,219	338,367	—
BOA	04/2014 - 04/2014	MXN	224,100	USD	16,801	333,747	—
BOA	05/2014	PLN	6,300	USD	2,039	36,577	—
BOA	05/2014	TRY	31,230	USD	14,137	309,602	—

54    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	04/2014 - 01/2015	USD	100,344	BRL	239,220	$—	$3,394,360
BOA	04/2014 - 04/2014	USD	6,767	COP	13,579,000	—	109,336
BOA	04/2014 - 10/2014	USD	85,835	INR	5,309,000	28,265	1,873,531
BOA	05/2014	USD	53,946	JPY	5,481,000	826,836	—
BOA	04/2014 - 06/2014	USD	83,278	MXN	1,110,165	—	1,579,253
BOA	08/2014	USD	1,819	PEN	5,230	—	12,091
BOA	05/2014	USD	1,566	RUB	57,500	—	50,510
BOA	05/2014	USD	3,106	ZAR	33,710	—	79,437
CITNA-B	05/2014	AUD	24,820	USD	21,901	1,024,790	—
CITNA-B	05/2014	CAD	1,405	USD	1,317	—	47,451
CITNA-B	05/2014	HUF	2,145,000	USD	9,441	143,121	—
CITNA-B	04/2014 - 04/2014	MXN	673,400	USD	50,710	819,332	—
CITNA-B	05/2014	PLN	79,860	USD	25,506	805,760	—
CITNA-B	05/2014	USD	22,337	AUD	24,820	—	589,100
CITNA-B	05/2014	USD	2,056	CAD	2,185	81,805	—
CITNA-B	04/2014	USD	4,148	COP	8,308,000	—	59,068
CITNA-B	04/2014 - 06/2014	USD	187,617	EUR	136,055	225,731	24,055
CITNA-B	04/2014 - 05/2014	USD	8,421	GBP	5,055	1,164	4,991
CITNA-B	05/2014	USD	4,064	HUF	930,200	—	92,431
CITNA-B	04/2014 - 05/2014	USD	98,111	MXN	1,311,100	—	2,001,413
DEU	05/2014	EUR	1,575	USD	2,181	1,235	12,987
DEU	05/2014	USD	133,963	EUR	97,970	—	991,763
DEU	05/2014	USD	4,119	JPY	421,000	38,977	—
DEU	05/2014	USD	2,012	PLN	6,300	—	63,404
DEU	05/2014	USD	307	ZAR	3,260	221	—
DEU	05/2014	ZAR	3,260	USD	313	—	6,068
FIB	04/2014 - 05/2014	RUB	332,800	USD	9,027	369,489	—
GSCO-OT	09/2014	AUD	430	USD	406	—	11,957
GSCO-OT	04/2014 - 07/2014	BRL	308,721	USD	132,183	2,988,985	—
GSCO-OT	04/2014	COP	6,018,000	USD	2,938	109,872	—
GSCO-OT	05/2014	GBP	5,020	USD	8,337	28,658	—
GSCO-OT	09/2014 - 09/2014	INR	296,500	USD	4,617	175,368	—
GSCO-OT	09/2014	USD	391	AUD	430	—	3,347
GSCO-OT	04/2014 - 01/2015	USD	205,969	BRL	494,965	—	4,833,335
GSCO-OT	04/2014	USD	5,420	COP	11,020,000	—	161,376
GSCO-OT	05/2014	USD	12,337	HUF	2,804,000	—	191,523
GSCO-OT	09/2014 - 09/2014	USD	4,137	INR	296,500	—	655,979
GSCO-OT	10/2014	USD	1,495	MXN	20,220	—	31,775
GSCO-OT	05/2014	USD	8,122	TRY	18,280	—	333,979
HSBC	04/2014	RUB	101,300	USD	2,728	133,075	—
JPM	01/2016	CNH	171,900	USD	27,953	—	612,675
JPM	05/2014 - 05/2014	IDR	538,346,000	USD	46,463	1,231,842	—
JPM	04/2014	INR	781,000	USD	12,752	312,821	—
JPM	04/2014	MXN	280,000	USD	20,968	456,153	—
JPM	05/2014	MYR	125,630	USD	38,168	313,016	—
JPM	08/2014	PEN	3,050	USD	1,066	1,487	—
JPM	05/2014	PLN	125,680	USD	41,060	348,252	—
JPM	04/2014	RUB	74,600	USD	2,022	85,313	—
JPM	04/2014 - 05/2014	THB	1,326,500	USD	41,322	—	459,216
JPM	05/2014	TRY	13,710	USD	6,026	316,216	—
JPM	04/2014 - 10/2014	USD	62,621	BRL	152,795	—	4,157,082
JPM	04/2014	USD	18,725	HUF	4,207,000	—	102,432
JPM	05/2014	USD	17,177	IDR	200,971,000	—	640,886

55     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	04/2014 - 07/2014	USD	23,920	INR	1,447,000	$17,952	$69,831
JPM	04/2014	USD	7,421	KRW	7,974,000	—	62,257
JPM	08/2014	USD	10,053	PHP	459,000	—	173,926
JPM	05/2014	USD	15,740	PLN	47,730	13,986	—
JPM	04/2014 - 05/2014	USD	40,029	RUB	1,444,720	—	713,757
JPM	05/2014	USD	13,528	THB	409,500	925,144	—
JPM	05/2014	USD	20,558	TRY	46,520	—	960,953
JPM	05/2014	USD	17,771	ZAR	192,930	—	461,929
JPM	05/2014	ZAR	50,180	USD	4,622	120,026	—
MSCO	04/2014 - 05/2014	BRL	108,309	USD	47,243	168,477	—
MSCO	10/2014	MXN	9,900	USD	732	15,834	—
MSCO	05/2014	SEK	21,000	USD	3,227	14,478	—
MSCO	04/2014 - 07/2014	USD	68,623	BRL	157,200	119,684	194,467
MSCO	05/2014	USD	34,344	CAD	37,370	568,750	—
MSCO	07/2014	USD	122,677	EUR	90,245	—	1,633,243
MSCO	04/2014 - 11/2014	USD	59,169	HUF	13,416,000	—	471,362
MSCO	04/2014 - 04/2014	USD	63,638	MXN	846,500	—	1,193,855
MSCO	05/2014	USD	3,200	SEK	21,000	—	41,828
MSCO	05/2014	USD	5,414	TRY	12,240	—	248,401
RBS	09/2014	CAD	37,370	USD	33,863	—	201,778
RBS	05/2014 - 05/2014	CHF	3,600	USD	4,012	62,506	—
RBS	05/2014 - 05/2014	USD	4,031	CHF	3,600	—	43,079
RBS	04/2014	USD	4,308	NOK	26,770	—	160,867
RBS	05/2014	USD	31,959	ZAR	362,145	—	2,265,220
TDB	04/2014	MXN	241,100	USD	18,139	321,462	—
TDB	09/2014	USD	183,215	EUR	132,450	770,488	—
TDB	04/2014	USD	5,463	MXN	73,500	—	164,378

Total Unrealized Appreciation and Depreciation						$24,965,635	$44,924,079

Futures Contracts as of March 31, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	6/19/14	193	$25,711,219	$(166,303)
United States Treasury Long Bonds	CBT	Buy	6/19/14	1,366	181,976,813	2,214,595
United States Treasury Nts., 10 yr.	CBT	Buy	6/19/14	2,519	311,096,500	(1,648,427)
United States Treasury Nts., 10 yr.	CBT	Sell	6/19/14	279	34,456,500	165,811
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/14	281	61,697,063	12,109
United States Treasury Ultra Bonds	CBT	Buy	6/19/14	806	116,441,813	2,583,170

						$3,160,955

Over-the-Counter Options Written at March 31, 2014

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
BRL Currency Call	CITNA-B	BRL	2 .305	4/15/14	BRL	(32,240,000)	$116,092	$(260,274)
EUR Currency Call	GSG	HUF	329.000	4/29/14	EUR	(22,570,000)	118,794	(8,586)
EUR Currency Call	GSG	HUF	329.000	4/29/14	EUR	(10,165,000)	137,080	(3,865)
JPY Currency Call	GSG	JPY	84.550	12/18/15	JPY	(1,432,000,000)	423,926	(179,000)
JPY Currency Put	GSG	JPY	120.000	5/22/15	JPY	(2,539,000,000)	429,514	(99,021)

56    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
RUB Currency Put	JPM	RUB	38.000	6/26/14	RUB	(2,381,200,000)	$656,397	$(495,290)
TRY Currency Put	GSG	TRY	2 .380	6/27/14	TRY	(99,375,000)	518,170	(164,764)
ZAR Currency Put	BAC	ZAR	10.925	6/10/14	ZAR	(68,400,000)	168,167	(86,731)

Total of Over-the-Counter Options Written							$2,568,140	$(1,297,531)

Over-the-Counter Credit Default Swaps at March 31, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	470	$(223)	$47,208
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	47,208
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	90,515
Bolivarian Republic of Venezuela	FIB	Buy	5.000	3/20/19	USD	4,305	(1,141,323)	1,086,409
Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	2,080	(77,552)	(39,400)
Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	2,365	(99,348)	(32,876)
Republic of Italy	GSG	Sell	1.000	3/20/23	USD	2,340	374,113	(137,465)
Republic of Peru	DEU	Buy	1.000	3/20/19	USD	15,170	(236,192)	80,990
Russian Federation	BOA	Buy	1.000	3/20/19	USD	4,065	(328,844)	212,309
Ukraine	JPM	Buy	5.000	12/20/18	USD	1,855	(371,537)	268,342
Total of Over-the -Counter Credit Default Swaps							$(1,884,549)	$1,623,240

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt (EUR)	1,840,000	EUR	—	EUR	BBB- to BBB
Investment Grade Sovereign Debt	$2,340,000		$—		BBB

Total USD	$2,340,000		$—

Total EUR	1,840,000	EUR	—	EUR

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

57     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Over-the-Counter Currency Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value
BOA	Pay	7.100%	Six-Month USD BBA LIBOR	1/21/19	USD	429,250	USD	6,997	$184,274
GSG	Pay	7.210	Six-Month USD BBA LIBOR	1/13/19	INR	434,500	USD	6,989	429,649
GSG	Pay	7.100	Six-Month USD BBA LIBOR	1/15/19	INR	432,750	USD	6,988	364,700

Total of Over-the -Counter Currency Swaps									$978,623

Cleared Interest Rate Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BAC	Receive	Three-Month USD BBA LIBOR	1.552%	12/9/18	USD	65,270	$—	$150,777
BAC	Receive	Three-Month USD BBA LIBOR	3.625	3/22/26	USD	22,715	—	31,686
UBS	Receive	Six-Month EUR EURIBOR	2.254	9/5/23	EUR	8,925	1,716	(747,392)
UBS	Receive	Six-Month EUR EURIBOR	1.060	12/9/18	EUR	12,925	—	(159,014)

Total of Cleared Interest Rate Swaps							$1,716	$(723,943)

Over-the-Counter Interest Rate Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	Three-Month SEK STIBOR SIDE	2.175%	5/10/23	SEK	17,000	$(186)
BOA	Pay	MXN TIIE BANXICO	4.345	1/11/16	MXN	475,300	102,279
BOA	Pay	BZDI	13.230	1/4/16	BRL	67,460	85,953
DEU	Pay	BZDI	12.850	1/4/16	BRL	90,800	6,682
GSG	Pay	Three-Month SEK STIBOR SIDE	1.565	5/3/18	SEK	68,000	129,595
GSG	Pay	BZDI	12.703	1/4/16	BRL	141,060	(55,659)
HSBC	Pay	MXN TIIE BANXICO	4.760	1/13/16	MXN	764,400	149,775
JPM	Pay	BZDI	12.090	1/4/16	BRL	73,040	19,805
JPM	Pay	BZDI	11.880	1/4/16	BRL	170,530	(158,814)

Total of Over-the -Counter Interest Rate Swaps							$279,430

58    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Credit Default Swaptions Written at March 31, 2014

Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000%	4/16/14	EUR	227,255	$197,819	$(14,464)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	6/18/14	EUR	68,320	348,475	(514,343)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	6/18/14	EUR	68,320	663,987	(487,632)

Total of Over-the-Counter Credit Default Swaptions Written								$1,210,281	$(1,016,439)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2014

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 6/1/33 Call	BAC	Pay	Six- Month EUR EURIBOR	3.117%	5/30/23	EUR	4,730	$416,352	$(430,457)
Interest Rate Swap maturing 3/22/26 Call	BAC	Pay	Three- Month USD BBA LIBOR	4.125	3/18/16	USD	70,420	1,774,584	(1,708,467)
Interest Rate Swap maturing 9/8/24 Call	BOA	Pay	Three- Month USD BBA LIBOR	3.465	9/4/14	USD	90,990	618,732	(477,091)
Interest Rate Swap maturing 9/8/24 Call	BOA	Receive	Three- Month USD BBA LIBOR	2.565	9/4/14	USD	90,990	434,022	(245,684)
Interest Rate Swap maturing 6/27/19 Call	BOA	Receive	Three- Month USD BBA LIBOR	1.783	6/25/14	USD	115,240	316,910	(363,107)
Interest Rate Swap maturing 8/4/21 Call	BOA	Pay	Three- Month USD BBA LIBOR	4.860	8/2/16	USD	18,600	279,000	(171,168)
Interest Rate Swap maturing 6/24/19 Call	JPM	Receive	Three- Month USD BBA LIBOR	1.850	6/20/14	USD	76,730	291,574	(328,994)
Interest Rate Swap maturing 5/13/24 Call	JPM	Pay	Six- Month AUD BBR BBSW	4.075	5/12/14	AUD	4,685	121,950	(136,318)
Interest Rate Swap maturing 1/4/16 Call	JPM	Receive	BZDI	11.750	1/2/15	BRL	473,120	470,625	(636,892)

59    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 1/4/16 Call	JPM	Pay	BZDI	13.800%	1/2/15	BRL	473,120	$683,623	$(770,593)
Interest Rate Swap maturing 3/20/24 Call	JPM	Pay	MXN TIIE BANXICO	6.905	4/1/14	MXN	120,600	217,652	(6)
Interest Rate Swap maturing 3/20/24 Call	JPM	Pay	MXN TIIE BANXICO	6.930	4/1/14	MXN	120,600	225,061	(2)
Interest Rate Swap maturing 5/14/44 Call	JPM	Receive	Six- Month EUR EURIBOR	2.430	5/12/14	EUR	45,545	616,667	(574,268)
Interest Rate Swap maturing 1/18/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	4.340	1/16/18	USD	165,305	1,901,008	(1,742,630)

Total of Over-the-Counter Interest Rate Swaptions Written								$8,367,760	$(7,585,677)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso

60    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Glossary (Continued)

MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

Definitions

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Series
20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

61     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES     March 31, 2014    Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $6,598,183,765)	$6,632,279,101
Affiliated companies (cost $931,547,729)	890,523,565

7,522,802,666
Cash	1,116,523
Cash used for collateral on futures	1,640,101
Unrealized appreciation on foreign currency exchange contracts	24,965,635
Swaps, at value (premiums paid $2,081,762)	3,305,693
Receivables and other assets:
Investments sold (including $95,780,119 sold on a when-issued or delayed delivery basis)	201,175,529
Interest, dividends and principal paydowns	82,532,847
Shares of beneficial interest sold	3,694,421
Variation margin receivable - centrally cleared swaps	182,462
Other	830,065

Total assets	7,842,245,942
Liabilities
Bank overdraft-foreign	970,791
Unrealized depreciation on foreign currency exchange contracts	44,924,079
Options written, at value (premiums received $2,568,140)	1,297,531
Swaps, at value (net premiums received $197,213)	424,400
Swaptions written, at value (premiums received $9,578,041)	8,602,116
Payables and other liabilities:
Investments purchased (including $371,937,258 purchased on a when-issued or delayed delivery basis)	430,810,326
Shares of beneficial interest redeemed	14,373,076
Dividends	5,142,240
Distribution and service plan fees	1,431,044
Variation margin payable - centrally cleared swaps (premiums received $1,716 )	906,406
Variation margin payable	806,467
Trustees’ compensation	295,628
Other	615,967

Total liabilities	510,600,071
Net Assets	$7,331,645,871

Composition of Net Assets
Par value of shares of beneficial interest	$1,762,034
Additional paid-in capital	8,129,325,060
Accumulated net investment income	23,884,353
Accumulated net realized loss on investments and foreign currency transactions	(798,793,156)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(24,532,420)

Net Assets	$7,331,645,871

62    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES     Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,128,663,889 and 1,232,157,623 shares of beneficial interest outstanding)	$4.16
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.37
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $164,147,929 and 39,298,824 shares of beneficial interest outstanding)	$4.18
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,223,743,582 and 294,594,351 shares of beneficial interest outstanding)	$4.15
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $111,853,270 and 26,982,005 shares of beneficial interest outstanding)	$4.15
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $193,763,477 and 46,520,241 shares of beneficial interest outstanding)	$4.17
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $509,473,724 and 122,480,597 shares of beneficial interest outstanding)	$4.16

See accompanying Notes to Consolidated Financial Statements.

63    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS     For the Six Months Ended March 31, 2014    Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$20,813,335
Dividends	6,072
Expenses	(1,210,846)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	19,608,561
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	11,888,634
Dividends	711,008
Expenses	(755,784)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	11,843,858

Total allocation of net investment income from master funds	31,452,419
Investment Income
Interest	190,616,777
Fee income on when-issued securities	4,610,452
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $7,711)	2,757,804
Affiliated companies	286,006

Total investment income	198,271,039
Expenses
Management fees	19,701,463
Distribution and service plan fees:
Class A	6,480,980
Class B	909,251
Class C	6,351,051
Class N	497,617
Transfer and shareholder servicing agent fees:
Class A	4,392,996
Class B	246,766
Class C	1,017,483
Class I	15,131
Class N	255,020
Class Y	492,176
Shareholder communications:
Class A	247,501
Class B	22,608
Class C	57,442
Class I	90
Class N	6,919
Class Y	12,559
Custodian fees and expenses	375,645
Trustees’ compensation	89,758
Other	352,037

Total expenses	41,524,493

64    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expenses Continued
Less waivers and reimbursements of expenses	$(865,886)

Net expenses	40,658,607
Net Investment Income	189,064,851
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options and swaptions exercised)(net of foreign capital gains tax of $15,689)	(48,894,037)
Closing and expiration of option contracts written	6,462,900
Closing and expiration of futures contracts	1,733,709
Foreign currency transactions	(78,366,416)
Short positions	23,287
Swap contracts	(15,738,164)
Closing and expiration of swaption contracts written	3,222,439
Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	573,953
Oppenheimer Master Loan Fund, LLC	584,251

Net realized loss	(130,398,078)
Net change in unrealized appreciation/depreciation on:
Investments	131,999,670
Translation of assets and liabilities denominated in foreign currencies	51,316,079
Futures contracts	4,250,653
Option contracts written	(1,383,125)
Swap contracts	5,142,500
Swaption contracts written	9,037,668
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(14,793,000)
Oppenheimer Master Loan Fund, LLC	(10,889,326)

Net change in unrealized appreciation/depreciation	174,681,119
Net Increase in Net Assets Resulting from Operations	$233,347,892

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

65     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations
Net investment income	$189,064,851	$469,851,690
Net realized loss	(130,398,078)	(252,171,672)
Net change in unrealized appreciation/depreciation	174,681,119	(122,558,005)

Net increase in net assets resulting from operations	233,347,892	95,122,013
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(119,657,589)	(254,192,723)
Class B	(3,296,670)	(8,625,849)
Class C	(23,851,085)	(53,343,001)
Class I	(2,465,722)	(3,302,056)
Class N	(4,153,341)	(8,876,327)
Class Y	(12,780,653)	(29,124,765)

	(166,205,060)	(357,464,721)
Tax return of capital distribution:
Class A	—	(76,629,049)
Class B	—	(2,600,352)
Class C	—	(16,080,805)
Class I	—	(995,439)
Class N	—	(2,675,862)
Class Y	—	(8,779,964)

	—	(107,761,471)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(518,084,669)	(419,396,363)
Class B	(42,607,966)	(67,890,278)
Class C	(124,698,205)	(121,974,759)
Class I	23,249,669	40,385,383
Class N	(16,517,895)	(20,696,374)
Class Y	(68,193,408)	(128,590,213)

	(746,852,474)	(718,162,604)
Net Assets
Total decrease	(679,709,642)	(1,088,266,783)
Beginning of period	8,011,355,513	9,099,622,296

End of period (including accumulated net investment income of $23,884,353 and $1,024,562, respectively)	$7,331,645,871	$8,011,355,513

See accompanying Notes to Consolidated Financial Statements.

66    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$4 .13	$4 .30	$4 .05	$4 .32	$3 .91	$3 .96

Income (loss) from investment operations:
Net investment income[3]	0 .11	0 .23	0 .25	0 .27	0 .28	0 .24
Net realized and unrealized gain (loss)	0 .01	(0.17)	0 .25	(0.28)	0 .40	(0.05)

Total from investment operations	0 .12	0 .06	0 .50	(0.01)	0 .68	0 .19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.18)	(0.24)	(0.26)	(0.27)	(0.18)
Tax return of capital distribution	0 .00	(0.05)	(0.01)	0 .00	0 .00	(0.06)
Total dividends and/or distributions to shareholders	(0.09)	(0.23)	(0.25)	(0.26)	(0.27)	(0.24)

Net asset value, end of period	$4 .16	$4 .13	$4 .30	$4 .05	$4 .32	$3 .91

Total Return, at Net Asset Value[4]	3 .01%	1 .30%	12 .61%	(0.31)%	18 .17%	5 .59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,128,664	$5,599,883	$6,276,192	$5,857,280	$6,368,118	$6,019,723

Average net assets (in thousands)	$5,332,276	$6,198,248	$5,865,852	$6,278,335	$6,047,257	$5,942,116

Ratios to average net assets:[5,6]
Net investment income	5 .10%	5 .39%	5 .99%	6 .23%	6 .91%	6 .74%
Expenses excluding interest and fees from borrowings	1 .01%	0 .96%	0 .98%	0 .97%	0 .99%	0 .97%
Interest and fees from borrowings	0 .00%	0 .00%	0 .00%	0 .00%[7]	0 .28%	0 .01%

Total expenses[8]	1 .01%	0 .96%	0 .98%	0 .97%	1 .27%	0 .98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .99%	0 .93%	0 .93%	0 .92%	1 .23%	0 .96%

Portfolio turnover rate[9]	84%	95%	74%	53%	94%	96%

67     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS     Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Certain amounts have been restated to reflect a change in method of accounting.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
7.	Less than 0.005%.
8.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.02%
Year Ended September 30, 2013	0.96%
Year Ended September 28, 2012	0.98%
Year Ended September 30, 2011	0.97%
Year Ended September 30, 2010	1.27%
Year Ended September 30, 2009	0.99%

9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2014	$2,275,033,182	$2,466,080,634
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

68    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Six Months Ended March 31, 2014	Year Ended September 30,	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class B	(Unaudited)	2013	2012[1,2]	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$4 .14	$4 .32	$4 .06	$4 .33	$3 .93	$3 .98

Income (loss) from investment operations:
Net investment income[3]	0 .09	0 .19	0 .21	0 .23	0 .24	0 .20
Net realized and unrealized gain (loss)	0 .02	(0.18)	0 .26	(0.28)	0 .40	(0.04)

Total from investment operations	0 .11	0 .01	0 .47	(0.05)	0 .64	0 .16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.15)	(0.20)	(0.22)	(0.24)	(0.16)
Tax return of capital distribution	0 .00	(0.04)	(0.01)	0 .00	0 .00	(0.05)

Total dividends and/or distributions to shareholders	(0.07)	(0.19)	(0.21)	(0.22)	(0.24)	(0.21)

Net asset value, end of period	$4 .18	$4 .14	$4 .32	$4 .06	$4 .33	$3 .93

Total Return, at Net Asset Value[4]	2 .80%	0 .15%	11 .84%	(1.21)%	16 .74%	4 .64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,148	$205,204	$282,504	$284,757	$342,069	$353,248

Average net assets (in thousands)	$182,457	$252,333	$272,336	$320,622	$331,317	$355,973

Ratios to average net assets:[5,6]
Net investment income	4 .23%	4 .50%	5 .08%	5 .31%	5 .96%	5 .83%
Expenses excluding interest and fees from borrowings	1 .89%	1 .87%	1 .89%	1 .89%	1 .93%	1 .89%
Interest and fees from borrowings	0 .00%	0 .00%	0 .00%	0 .00%[7]	0 .28%	0 .01%

Total expenses[8]	1 .89%	1 .87%	1 .89%	1 .89%	2 .21%	1 .90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .87%	1 .84%	1 .84%	1 .84%	2 .17%	1 .88%

Portfolio turnover rate[9]	84%	95%	74%	53%	94%	96%

69     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Certain amounts have been restated to reflect a change in method of accounting.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
7.	Less than 0.005%.
8.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.90%
Year Ended September 30, 2013	1.87%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.89%
Year Ended September 30, 2010	2.21%
Year Ended September 30, 2009	1.91%

9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2014	$2,275,033,182	$2,466,080,634
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

70    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$4 .12	$4 .30	$4 .04	$4 .31	$3 .91	$3 .96

Income (loss) from investment operations:
Net investment income[3]	0 .09	0 .20	0 .22	0 .24	0 .25	0 .21
Net realized and unrealized gain (loss)	0 .02	(0.18)	0 .26	(0.28)	0 .39	(0.05)

Total from investment operations	0 .11	0 .02	0 .48	(0.04)	0 .64	0 .16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.15)	(0.21)	(0.23)	(0.24)	(0.16)
Tax return of capital distribution	0 .00	(0.05)	(0.01)	0 .00	0 .00	(0.05)

Total dividends and/or distributions to shareholders	(0.08)	(0.20)	(0.22)	(0.23)	(0.24)	(0.21)

Net asset value, end of period	$4 .15	$4 .12	$4 .30	$4 .04	$4 .31	$3 .91

Total Return, at Net Asset Value[4]	2 .63%	0 .30%	12 .05%	(1.08)%	17 .01%	4 .79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,223,744	$1,337,248	$1,522,039	$1,384,378	$1,448,886	$1,292,721

Average net assets (in thousands)	$1,274,778	$1,510,477	$1,411,513	$1,453,972	$1,330,764	$1,201,421

Ratios to average net assets:[5,6]
Net investment income	4 .35%	4 .65%	5 .24%	5 .48%	6 .15%	6 .00%
Expenses excluding interest and fees from borrowings	1 .76%	1 .71%	1 .73%	1 .73%	1 .75%	1 .73%
Interest and fees from borrowings	0 .00%	0 .00%	0 .00%	0 .00%[7]	0 .28%	0 .01%

Total expenses[8]	1 .76%	1 .71%	1 .73%	1 .73%	2 .03%	1 .74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .74%	1 .68%	1 .68%	1 .68%	1 .99%	1 .72%

Portfolio turnover rate[9]	84%	95%	74%	53%	94%	96%

71     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Certain amounts have been restated to reflect a change in method of accounting.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
7.	Less than 0.005%.
8.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.77%
Year Ended September 30, 2013	1.71%
Year Ended September 28, 2012	1.73%
Year Ended September 30, 2011	1.73%
Year Ended September 30, 2010	2.03%
Year Ended September 30, 2009	1.75%

9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2014	$2,275,033,182	$2,466,080,634
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

72    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2,3]
Per Share Operating Data
Net asset value, beginning of period	$4 .11	$4 .29	$4 .17

Income (loss) from investment operations:
Net investment income[4]	0 .18	0 .24	0 .18
Net realized and unrealized gain (loss)	(0.04)	(0.18)	0 .11

Total from investment operations	0 .14	0 .06	0 .29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.19)	(0.16)
Tax return of capital distribution	0 .00	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.10)	(0.24)	(0.17)

Net asset value, end of period	$4 .15	$4 .11	$4 .29

Total Return, at Net Asset Value[5]	3 .46%	1 .43%	7 .23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,853	$87,639	$51,011

Average net assets (in thousands)	$101,265	$76,202	$17,870

Ratios to average net assets:[6,7]
Net investment income	8 .91%	5 .69%	6 .37%
Expenses excluding interest and fees from borrowings	0 .62%	0 .60%	0 .64%
Interest and fees from borrowings	0 .00%	0 .00%	0 .00%

Total expenses[8]	0 .62%	0 .60%	0 .64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .60%	0 .57%	0 .60%

Portfolio turnover rate[9]	84%	95%	74%

73     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Certain amounts have been restated to reflect a change in method of accounting.
3.	For the period from January 27, 2012 (inception of offering) to September 28, 2012.
4.	Per share amounts calculated based on the average shares outstanding during the period.
5.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
6.	Annualized for periods less than one full year.
7.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
8.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.63%
Year Ended September 30, 2013	0.60%
Period Ended September 28, 2012	0.64%

9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2014	$2,275,033,182	$2,466,080,634
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

74    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2014	September 30,	September 28,	September 30,	September 30,	September 30,
Class N	(Unaudited)	2013	2012[1,2]	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$4 .13	$4 .31	$4 .05	$4 .32	$3 .92	$3 .97

Income (loss) from investment operations:
Net investment income[3]	0 .09	0 .22	0 .23	0 .25	0 .26	0 .22
Net realized and unrealized gain (loss)	0 .04	(0.19)	0 .26	(0.28)	0 .40	(0.05)

Total from investment operations	0 .13	0 .03	0 .49	(0.03)	0 .66	0 .17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.16)	(0.22)	(0.24)	(0.26)	(0.16)
Tax return of capital distribution	0 .00	(0.05)	(0.01)	0 .00	0 .00	(0.06)

Total dividends and/or distributions to shareholders	(0.09)	(0.21)	(0.23)	(0.24)	(0.26)	(0.22)

Net asset value, end of period	$4 .17	$4 .13	$4 .31	$4 .05	$4 .32	$3 .92

Total Return, at Net Asset Value[4]	3 .08%	0 .68%	12 .42%	(0.73)%	17 .34%	5 .14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193,763	$208,523	$238,666	$225,889	$230,532	$186,857

Average net assets (in thousands)	$200,447	$233,104	$229,983	$237,655	$202,619	$164,067

Ratios to average net assets:[5,6]
Net investment income	4 .37%	5 .01%	5 .59%	5 .81%	6 .45%	6 .34%
Expenses excluding interest and fees from borrowings	1 .35%	1 .34%	1 .38%	1 .39%	1 .44%	1 .47%
Interest and fees from borrowings	0 .00%	0 .00%	0 .00%	0 .00%[7]	0 .28%	0 .10%

Total expenses[8]	1 .35%	1 .34%	1 .38%	1 .39%	1 .72%	1 .48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .33%	1 .31%	1 .33%	1 .34%	1 .68%	1 .39%

Portfolio turnover rate[9]	84%	95%	74%	53%	94%	96%

75    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

    CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Certain amounts have been restated to reflect a change in method of accounting.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
7.	Less than 0.005%.
8.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.36%
Year Ended September 30, 2013	1.34%
Year Ended September 28, 2012	1.38%
Year Ended September 30, 2011	1.39%
Year Ended September 30, 2010	1.72%
Year Ended September 30, 2009	1.49%

9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2014	$2,275,033,182	$2,466,080,634
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

76    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$4 .12	$4 .30	$4 .05	$4 .31	$3 .91	$3 .96

Income (loss) from investment operations:
Net investment income[3]	0 .10	0 .24	0 .26	0 .28	0 .29	0 .24
Net realized and unrealized gain (loss)	0 .04	(0.18)	0 .25	(0.27)	0 .39	(0.05)

Total from investment operations	0 .14	0 .06	0 .51	0 .01	0 .68	0 .19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.18)	(0.25)	(0.27)	(0.28)	(0.18)
Tax return of capital distribution	0 .00	(0.06)	(0.01)	0 .00	0 .00	(0.06)

Total dividends and/or distributions to shareholders	(0.10)	(0.24)	(0.26)	(0.27)	(0.28)	(0.24)

Net asset value, end of period	$4 .16	$4 .12	$4 .30	$4 .05	$4 .31	$3 .91

Total Return, at Net Asset Value[4]	3 .37%	1 .30%	12 .82%	0 .13%	18 .10%	5 .67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$509,474	$572,859	$729,210	$706,842	$666,015	$290,726

Average net assets (in thousands)	$541,790	$678,607	$729,460	$718,536	$545,045	$266,712

Ratios to average net assets:[5,6]
Net investment income	4 .84%	5 .64%	6 .17%	6 .44%	7 .08%	6 .82%
Expenses excluding interest and fees from borrowings	0 .78%	0 .72%	0 .79%	0 .77%	0 .85%	0 .79%
Interest and fees from borrowings	0 .00%	0 .00%	0 .00%	0 .00%[7]	0 .28%	0 .01%

Total expenses[8]	0 .78%	0 .72%	0 .79%	0 .77%	1 .13%	0 .80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .76%	0 .69%	0 .74%	0 .72%	1 .05%	0 .78%

Portfolio turnover rate[9]	84%	95%	74%	53%	94%	96%

77     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Certain amounts have been restated to reflect a change in method of accounting.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
7.	Less than 0.005%.
8.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.79%
Year Ended September 30, 2013	0.72%
Year Ended September 28, 2012	0.79%
Year Ended September 30, 2011	0.77%
Year Ended September 30, 2010	1.13%
Year Ended September 30, 2009	0.81%

9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2014	$2,275,033,182	$2,466,080,634
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

78    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    March 31, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for

79    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$371,937,258
Sold securities	95,780,119

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet

80    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Significant Accounting Policies (Continued)

interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2014 is as follows:

Cost	$75,515,001
Market Value	$5,414,048
Market Value as % of Net Assets	0.07%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At March 31, 2014, the Fund owned 15,000 shares with a market value of $1,376,793.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

81    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

82    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2013, the Fund utilized $12,973,030 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $576,031 which were deferred. Details of the fiscal year ended September 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$20,567,236
2017	114,107,166
2018	240,345,967
No expiration	255,059,397

Total	$630,079,766

Of these losses, $29,916,437 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and have expiration dates ranging from 9/30/2016 to 9/30/2017.

Of these losses, $20,455,631 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year but do not have expiration dates associated with them.

As of March 31, 2014, it is estimated that the capital loss carryforwards would be $375,020,369 expiring by 2018 and $385,457,475 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

83    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,538,503,965
Federal tax cost of other investments	475,600,282

Total federal tax cost	$8,014,104,247

Gross unrealized appreciation	$285,760,800
Gross unrealized depreciation	(295,770,033)

Net unrealized depreciation	$(10,009,233)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis.

84    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Significant Accounting Policies (Continued)

Discount and premium, which are included in interest income in the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

85    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

86    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

87    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$180,021,394	$54,571,477	$234,592,871
Mortgage-Backed Obligations	—	1,387,430,389	15,974,209	1,403,404,598
U.S. Government Obligations	—	309,464,996	—	309,464,996
Foreign Government Obligations	—	1,216,755,061	—	1,216,755,061
Corporate Loans	—	228,716,028	—	228,716,028
Corporate Bonds and Notes	—	2,797,084,181	10,268,061	2,807,352,242
Preferred Stock	—	8,430,895	—	8,430,895
Common Stocks	7,093,243	—	55,712	7,148,955
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	28,975,720	30,107,649	59,083,369
Short-Term Notes	—	348,477,894	—	348,477,894
Exchange-Traded Option Purchased	250,391	—	—	250,391

88    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Investments, at Value: (Continued)
Over-the-Counter Options Purchased	$—	$3,578,444	$—	$3,578,444
Over-the-Counter Credit Default Swaption Purchased	—	51,595	—	51,595
Over-the-Counter Interest Rate Swaptions Purchased	—	4,979,780	—	4,979,780
Investment Companies	350,634,923	539,880,624	—	890,515,547

Total Investments, at Value	357,978,557	7,053,847,001	110,977,108	7,522,802,666
Other Financial Instruments:
Swaps, at value	—	3,305,693	—	3,305,693
Variation margin receivable - centrally cleared swaps	—	182,462	—	182,462
Foreign currency exchange contracts	—	24,965,635	—	24,965,635

Total Assets	$357,978,557	$7,082,300,791	$110,977,108	$7,551,256,456

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(424,400)	$—	$(424,400)
Variation margin payable - centrally cleared swaps	—	(906,406)	—	(906,406)
Options written, at value	—	(1,297,531)	—	(1,297,531)
Variation margin payable	(806,467)	—	—	(806,467)
Foreign currency exchange contracts	—	(44,924,079)	—	(44,924,079)
Swaptions written, at value	—	(8,602,116)	—	(8,602,116)

Total Liabilities	$(806,467)	$(56,154,532)	$—	$(56,960,999)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$857,057	$—	$—	$(857,057)
Common Stock	—	(9,220,884)	9,220,884	—

Total Assets	$857,057	$(9,220,884)	$9,220,884	$(857,057)

89    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.
**	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in
	Value as of		unrealized	Accretion/
	September 30,	Realized Gain	appreciation/	(amortization) of
Assets Table	2013	(Loss)	depreciation	premium/discount[a]	Purchase
Investments, at Value:
Asset-Backed Securities	$49,134,400	$36,471	$160,667	$269,479	$5,203,377
Mortgage-Backed Obligations	17,187,414	82,684	(567,320)	128,488	—
Corporate Loans	15,236,325	1,627,813	(3,841,638)	—	—
Corporate Bonds and Notes	20,239,353	(787,008)	(828,311)	(1,811)	—
Common Stocks	1,766,530	—	(10,931,702)	—	—
Structured Securities	36,850,667	(6,247,955)	6,585,994	362,995	—

Total Assets	$140,414,689	$(5,287,995)	$(9,422,310)	$759,151	$5,203,377

a.	Included in net investment income.

		Transfer into	Transfers out of	Value as of
Assets Table (Continued)	Sales	Level 3	Level 3	March 31, 2014
Investments, at Value:
Asset-Backed Securities	$(232,917)	$—	$—	$54,571,477
Mortgage-Backed Obligations	—	—	(857,057)	15,974,209
Corporate Loans	(13,022,500)	—	—	—
Corporate Bonds and Notes	(8,354,162)	—	—	10,268,061
Common Stocks	—	9,220,884	—	55,712
Structured Securities	(7,444,052)	—	—	30,107,649

Total Assets	$(29,053,631)	$9,220,884	$(857,057)	$110,977,108

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at March 31, 2014:

Change in unrealized
appreciation/depreciation
Assets Table
Investments, at Value:
Asset-Backed Securities	$160,667
Mortgage-Backed Obligations	(567,320)
Corporate Bonds and Notes	(1,074,848)
Common Stocks	(10,931,702)
Structured Securities	1,220,975

Total	$(11,192,228)

90    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Securities Valuation (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of March 31, 2014:

	Value as of March 31, 2014	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$48,906,564	Broker quotes	N/A	N/A	N/A	(a)
Asset-Backed Securities	5,664,913	Pricing service	N/A	N/A	N/A	(a)
Mortgage-Backed Obligations	15,974,209	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	10,268,061	Broker quotes	N/A	N/A	N/A	(a)
Common Stock	8,018	Enterprise value	EBITDA multiple	N/A	5 times	(b)
Common Stock	47,694	Discounted cash flow	Future distributions Probability of payment	$0- 10.30/share 75%-100%	$7.73/ share 75%	(c)
Structured Securities	30,107,649	Broker quotes	N/A	N/A	N/A	(a)

Total	$110,977,108

(a)	Securities classified as Level 3 whose unadjusted values were provided by a broker-dealer for which such inputs are unobservable. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.
(b)	The Fund fair values certain equity securities based on a multiple of the EBITDA obtained from the company’s most recent quarterly financial statements. A significant increase (decrease) to the estimated multiple will result in a significant increase (decrease) to the value of the security.
(c)	The Fund fair values certain equity securities based on the expected cash distributions to be received as a result of a merger. The expected cash distributions are then discounted to reflect the uncertainty of receipt of the distributions. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the security.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	52,140,070	$215,873,970	186,270,150	$802,025,435
Dividends and/or distributions reinvested	25,181,733	104,416,292	66,812,065	286,425,233
Acquisition—Note 8	—	—	13,404,148	57,771,879
Redeemed	(202,493,898)	(838,374,931)	(367,425,429)	(1,565,618,910)

Net decrease	(125,172,095)	$(518,084,669)	(100,939,066)	$(419,396,363)

91    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class B
Sold	407,452	$1,693,240	2,772,646	$12,026,108
Dividends and/or distributions reinvested	720,012	2,996,809	2,328,599	10,030,668
Acquisition—Note 8	—	—	1,429,866	6,191,320
Redeemed	(11,396,048)	(47,298,015)	(22,376,192)	(96,138,374)

Net decrease	(10,268,584)	$(42,607,966)	(15,845,081)	$(67,890,278)

Class C
Sold	12,880,988	$53,226,521	51,526,585	$221,881,298
Dividends and/or distributions reinvested	5,120,792	21,181,872	14,191,493	60,738,613
Acquisition—Note 8	—	—	4,533,002	19,537,238
Redeemed	(48,189,518)	(199,106,598)	(99,834,480)	(424,131,908)

Net decrease	(30,187,738)	$(124,698,205)	(29,583,400)	$(121,974,759)

Class I
Sold	8,109,709	$33,354,836	13,133,513	$56,139,358
Dividends and/or distributions reinvested	589,621	2,434,567	1,005,246	4,281,304
Redeemed	(3,042,111)	(12,539,734)	(4,712,629)	(20,035,279)

Net increase	5,657,219	$23,249,669	9,426,130	$40,385,383

Class N
Sold	4,783,179	$19,804,376	12,922,424	$55,631,942
Dividends and/or distributions reinvested	922,658	3,827,373	2,468,471	10,592,626
Acquisition—Note 8	—	—	1,645,832	7,109,994
Redeemed	(9,695,398)	(40,149,644)	(21,946,813)	(94,030,936)

Net decrease	(3,989,561)	$(16,517,895)	(4,910,086)	$(20,696,374)

Class Y
Sold	19,500,806	$80,646,782	45,025,225	$194,013,136
Dividends and/or distributions reinvested	2,789,895	11,560,733	7,992,604	34,231,041
Acquisition—Note 8	—	—	638,039	2,749,946
Redeemed	(38,761,793)	(160,400,923)	(84,260,468)	(359,584,336)

Net decrease	(16,471,092)	$(68,193,408)	(30,604,600)	$(128,590,213)

92    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$4,789,337,271	$5,033,349,335
U.S. government and government agency obligations	501,145,674	625,979,491
To Be Announced (TBA) mortgage-related securities	2,275,033,182	2,466,080,634

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

Fee Schedule Effective November 1, 2013
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

93    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$173,277,041
Class C	72,775,994
Class N	6,520,387

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$470,369	$19,180	$194,615	$49,098	$1,278

94    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended March 31, 2014, the Manager waived $5,197.

The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the six months ended March 31, 2014, the Manager waived fees and/or reimbursed the Fund $860,689 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

95    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

96    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended March 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $702,886,578 and $650,286,814, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

97    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $521,966,283 and $585,478,421 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

98    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $7,040,093 and $1,366,447 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $730,912 and $1,359,725 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended March 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2013	2,783,335,000	$2,170,273	5,318,572,439	$6,177,178
Options written	43,089,265,000	2,424,060	101,991,855,000	5,423,344
Options closed or expired	(44,323,325,000)	(3,739,310)	(87,805,372,439)	(6,419,864)
Options exercised	(52,300,000)	(59,131)	(14,417,080,000)	(3,408,410)

Options outstanding as of March 31, 2014	1,496,975,000	$795,892	5,087,975,000	$1,772,248

99    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included in the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) in the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference

100    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included in the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the six months ended March 31, 2014, the Fund had ending monthly average notional amounts of $32,132,335 and $5,717,811 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended March 31, 2014, the Fund had ending monthly average notional amounts of $269,042,716 and $569,186,425 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

101    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the six months ended March 31, 2014, the Fund had ending monthly average notional amount of $9,045,637 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised.

102    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $11,078,103 and $16,251,001 on purchased and written swaptions, respectively.

103    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Written swaption activity for the six months ended March 31, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2013	2,326,445,000	$18,110,444
Swaptions written	6,214,970,000	25,811,079
Swaptions closed or expired	(3,300,660,000)	(14,301,917)
Swaptions exercised	(3,006,185,000)	(20,041,565)

Swaptions outstanding as of March 31, 2014	2,234,570,000	$9,578,041

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of March 31, 2014, the Fund has required certain counterparties to post collateral of $8,354,963.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

104    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

105    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at March 31, 2014.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount
	of Assets in the
	Consolidated	Financial	Financial
	Statement of	Instruments	Instruments
	Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Received**	Received**	Net Amount
Bank of America NA	$8,967,271	$(8,967,271)	—	$—	—
Barclays Bank plc	2,830,665	(2,830,665)	—	—	—
BNP Paribas	2,591,619	(2,591,619)	—	—	—
Citibank NA	3,101,808	(3,078,783)	(23,025)	—	—
Credit Suisse International	1,455,898	—	(1,183,324)	—	272,574
Deutsche Bank AG	128,105	(128,105)	—	—	—
Goldman Sachs Bank USA	3,302,883	(3,302,883)	—	—	—
Goldman Sachs Group, Inc. (The)	2,819,029	(720,636)	—	—	2,098,393
HSBC Bank USA NA	282,849	—	(148,293)	—	134,556
JPMorgan Chase Bank NA	9,083,619	(9,083,619)	—	—	—
Morgan Stanley	2,365	—	—	—	2,365
Morgan Stanley Capital Services, Inc.	887,223	(887,223)	—	—	—
Royal Bank of Scotland plc (The)	62,506	(62,506)	—	—	—
Toronto Dominion Bank	1,091,950	(164,378)	(927,572)	—	—
UBS AG	273,357	—	—	—	273,357

	$36,881,147	$(31,817,688)	$(2,282,214)	$—	$2,781,245

*	OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.
**	Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at March 31, 2014.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount
	of Liabilities in the
	Consolidated	Financial	Financial
	Statement of	Instruments	Instruments
	Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Pledged**	Pledged**	Net Amount
Bank of America NA	$(9,003,181)	$8,967,271	$—	$—	$(35,910)
Barclays Bank plc	(7,413,032)	2,830,665	4,245,367	—	(337,000)
BNP Paribas	(6,841,333)	2,591,619	3,116,112	—	(1,133,602)

106    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount
	of Liabilities in the
	Consolidated	Financial	Financial
	Statement of	Instruments	Instruments
	Assets &	Available for	Collateral	Cash Collateral
Counterparty (Continued)	Liabilities*	Offset	Pledged**	Pledged**	Net Amount
Citibank NA	$(3,078,783)	$3,078,783	$—	$—	—
Deutsche Bank AG	(1,074,222)	128,105	614,696	—	(331,421)
Goldman Sachs Bank USA	(6,223,271)	3,302,883	1,019,205	—	(1,901,183)
Goldman Sachs Group, Inc. (The)	(720,636)	720,636	—	—	—
JPMorgan Chase Bank NA	(14,275,190)	9,083,619	5,004,814	—	(186,757)
Morgan Stanley Capital Services, Inc.	(3,783,156)	887,223	1,368,194	—	(1,527,739)
Royal Bank of Scotland plc (The)	(2,670,944)	62,506	2,332,870	—	(275,568)
Toronto Dominion Bank	(164,378)	164,378	—	—	—

	$(55,248,126)	$31,817,688	$17,701,258	$—	$(5,729,180)

*	OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.
**	Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of March 31, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$1,832,981		Swaps, at value	$209,741
Foreign exchange contracts	Swaps, at value	978,623
Interest rate contracts	Swaps, at value	494,089		Swaps, at value	214,659
Interest rate contracts	Variation margin receivable- centrally cleared swaps	182,462		Variation margin payable-centrally cleared swaps	906,406
Equity contracts				Variation margin payable	806,467	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	24,965,635		Unrealized depreciation on foreign currency exchange contracts	44,924,079
Foreign exchange contracts				Options written, at value	1,297,531
Credit contracts	Investments, at value	51,595	**	Swaptions written, at value	1,016,439
Interest rate contracts	Investments, at value	5,230,171	**	Swaptions written, at value	7,585,677
Foreign exchange contracts	Investments, at value	3,578,444	**

Total		$37,314,000			$56,960,999

107    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.
**	Amounts relate to purchased option contracts and purchased swaption contracts.

The effective of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investment from
	unaffiliated
	companies
	(including	Closing and
	premiums on	expiration of	Closing and
Derivatives Not	options and	swaption	expiration of	Closing and
Accounted for as Hedging	swaptions	contracts	option contracts	expiration of
Instruments	exercised)*	written	written	futures contracts
Credit contracts	$(1,398,599)	$434,415	$—	$—
Equity contracts	22,044,300	—	—	—
Foreign exchange contracts	(8,515,941)	—	2,649,570	—
Interest rate contracts	(17,703,894)	2,788,024	3,813,330	1,733,709

Total	$(5,574,134)	$3,222,439	$6,462,900	$1,733,709

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$(734,998)	$(1,699,182)
Equity contracts	—	—	22,044,300
Foreign exchange contracts	(389,193)	—	(6,255,564)
Interest rate contracts	—	(15,003,166)	(24,371,997)

Total	$(389,193)	$(15,738,164)	$(10,282,443)

*	Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives
Not					Translation of
Accounted					assets and
for as		Option	Swaption		liabilities
Hedging		contracts	contracts	Futures	denominated in
Instruments	Investments*	written	written	contracts	foreign currencies
Credit contracts	$(443,133)	$—	$180,887	$—	$—
Foreign exchange contracts	9,973,401	(1,383,125)	—	—	(26,364,841)
Interest rate contracts	5,492,983	—	8,856,781	4,250,653	—

Total	$15,023,251	$(1,383,125)	$9,037,668	$4,250,653	$(26,364,841)

108    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instrument	Swap contracts	Total
Credit contracts	$(429,138)	$(691,384)
Foreign exchange contracts	978,623	(16,795,942)
Interest rate contracts	4,593,015	23,193,432

Total	$5,142,500	$5,706,106

*	Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Acquisition

Acquisition of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund On October 4, 2012, the Fund acquired all of the net assets of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Portfolio Series Fixed Income Active Allocation Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 4, 2012[1]
Class A	1.8290074246	13,404,148	$57,771,879	$6,351,410,750
Class B	1.8202699769	1,429,866	$6,191,320	$284,632,339
Class C	1.8279487239	4,533,002	$19,537,238	$1,544,090,438
Class N	1.8237608796	1,645,832	$7,109,994	$252,469,266
Class Y	1.8268703016	638,039	$2,749,946	$734,363,889

1.	The net assets acquired included net unrealized appreciation of $8,979,792 and an unused capital loss carryforward of $551,452, potential utilization subject to tax limitations.

109    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

8. Acquisition (Continued)

Had the merger occurred at the beginning of the reporting period, the Fund’s Consolidated Statement of Operations would have been adjusted to the following amounts:

Net investment income	$469,887,230
Net loss on investments	$(374,573,010)
Net increase in net assets resulting from operations	$95,314,220

9. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

110    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

9. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state courtgainst OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

111    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

112     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Arthur Steinmetz, Vice President
Krishna Memani, Vice President
Sara Zervos, Ph.D., Vice President
Jack Brown, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The consolidated financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

113     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

114     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0230.001.0314 May 27, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/13/2014